UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31, 2008

Date of reporting period:	October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

First Eagle Funds

Annual Report

October 31, 2008

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Fund of America

Advised by Arnhold and S. Bleichroeder Advisers, LLC

FIRST EAGLE FUNDS

Table of Contents

Letter from the President	3

Letter from the Portfolio Managers	4

Management's Discussion of Fund Performance: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund	5

Performance Chart	8

First Eagle Global Fund:

Fund Overview	10

Schedule of Investments	11

First Eagle Overseas Fund:

Fund Overview	24

Schedule of Investments	25

First Eagle U.S. Value Fund:

Fund Overview	35

Schedule of Investments	36

First Eagle Gold Fund:

Fund Overview	42

Schedule of Investments	43

First Eagle Fund of America:

Management's Discussion of Fund Performance	46

Fund Overview	47

Schedule of Investments	48

Statements of Assets and Liabilities	53

Statements of Operations	55

Statements of Changes in Net Assets	56

Notes to Financial Statements	58

Financial Highlights	72

Report of Independent Registered Public Accounting Firm	84

Fund Expenses	85

Tax Information	87

Additional Information	88

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q is available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on the Form N-Q from the Funds, shareholders can call 1-800-334-2143.

A copy of the Trust's policies and procedures with respect to the voting of proxies relating to the Trust's portfolio investments and information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at 1-800-334-2143. This information also is available on the SEC's website at http://www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

John P. Arnhold

FIRST EAGLE FUNDS

LETTER FROM THE PRESIDENT

Dear Fellow Shareholder,

Since I wrote to you in May, global equity markets have declined significantly and the depth and magnitude of the credit crisis has brought with it volatility, fears of serious recession and deflation. Venerable financial institutions have collapsed or been rescued by government support across the globe. The headline economic news could hardly be bleaker.

While the macroeconomic backdrop will have a dramatic effect on corporate profitability and, in some cases, sustainability, a concerted effort by government bodies in all major areas will likely provide much-needed stimulus. Therefore, as we tend to do at First Eagle, we will persevere with our portfolio, which we believe represents high quality businesses with strong balance sheets.

As you know, we have never focused on benchmark returns or relative performance. We have always sought to preserve capital and to provide satisfactory absolute returns over time. We are not pleased with our performance for the year but, as we look back, we believe that we have not suffered from permanent impairment of value in our holdings. The Global Value team of Portfolio Managers, Jean-Marie Eveillard, Matthew McLennan and Abhay Deshpande and our team of ten analysts continue to find new investment opportunities and are adding to existing positions. Our consistent approach of seeking to uncover good businesses at attractive prices through fundamental bottom-up research is our hallmark. With this disciplined style and even temperament we believe that our methodology is timeless. Through patience and a long-term time horizon we believe that we can help our clients achieve their investment goals.

We are also proud of First Eagle Fund of America's record over the last twenty-plus years as the investment team seeks to benefit from corporate change, which is generally misunderstood or underappreciated by the markets. There are very few peers available for investment today that offer comparable long-term performance records with a similar modest risk profile.

Please be assured that your investments in our funds will continue to be managed in the same manner as they have been over the years. All of our portfolio managers and other senior executives have substantial investments alongside of yours and we are grateful for the confidence that you continue to place in our firm.

Sincerely,

John P. Arnhold

December 2008

Past performance is no guarantee of future results. The portfolio actively is managed. The portfolio and opinions expressed herein are subject to change.

Jean-Marie Eveillard

Matthew McLennan

Abhay Deshpande

FIRST EAGLE FUNDS

  LETTER FROM THE PORTFOLIO MANAGERS

Dear Shareholder,

The fiscal year ended October 31, 2008, was our worst ever in absolute terms. Even though the funds proved resilient during the first half of the fiscal year, they were unable to withstand the relentless selling which gathered pace in the second half. As we suggested in March, the de-leveraging of the global economy would likely have serious repercussions. Even as we avoided the permanent impairments among the "financials," our general exposure to equities meant that we were exposed to those repercussions, whether caused by forced hedge fund selling or selling associated with fears of potential weakness in the economy. In hindsight, we should have been less eager to part with our cash. Unfortunately, we found too much value too early.

Oddly enough, our worst year in absolute terms was one of our best in relative terms. Not that it is at all comforting (we eat our own cooking...) but there is a difference between temporary mark-to-market losses and those caused by permanent declines in value. In our case, it is possible—even likely—that the losses can be erased over time. Had our losses been caused by exposure to "financials" (AIG, Fannie Mae...) we might never be able to recover the lost capital. This is the position in which many funds find themselves today and why we find at least some solace in our performance this year.

That said, and though opportunities are more abundant today, we remain wary over the longer term consequences of the massive global reflation effort currently underway. We can't divine the future but we do wonder if one potential outcome is that authorities are too successful over time. Our gold position could provide some ballast in a world where currency reserve standards may be subject to change.

In the meantime, we continue to be attracted to the Japanese market but with the steep declines in almost all global assets our research staff is busy looking for opportunities in other markets as well. Our team of ten analysts, the heart of our operations, deserves praise for helping us navigate through these difficult times and for recently discovering new and interesting opportunities in equities, high-yield bonds, and even bank debt. Thankfully we have some excess capital and our shareholders, so far, have been patient and redemptions have been modest allowing us to accumulate or add to such positions at what looks like very attractive prices.

Thank you for your continued support.

Jean-Marie Eveillard	Matthew McLennan

Abhay Deshpande

December 2008

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change.

Jean-Marie Eveillard

Matthew McLennan

Abhay Deshpande

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund
First Eagle U.S. Value Fund • First Eagle Gold Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Markets around the world were pummeled beginning in September as the effects of the U.S. credit crisis spread globally, causing fear and panic about the duration of the economic downturn. Every major market was affected. In Europe, the French CAC 40 Index fell 40% and the German DAX Index declined 38% during the twelve month period. In Japan, the Nikkei 225 Index fell 49% for the year. In the U.S, the S&P 500 Index fell 36%. The U.S. dollar fell 15% against the Japanese yen, but it rose 14% against the euro. The dollar strengthened against the euro with the expectation that the European Central Bank will likely have to lower interest rates because of the financial slowdown. Crude oil fell 28% during the twelve month period to $68 from a high of $145 in July as consumer demand for oil fell. Gold fell 9% to $725 an ounce from a high of $1,003 in March.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class 'A' shares declined 24.41% for the year ended October 31, 2008, while the MSCI World Index was down 41.85%. The Fund's cash position was 6.22% as of October 31, 2008.

The five largest contributors to the performance of the First Eagle Global Fund over the period were Chofu Seisakusho Company, Limited (building products, Japan), Phoenixtec Power Company, Limited (power supply equipment, Taiwan), NTT DoCoMo Inc. (telecommunications, Japan), Getty Images, Inc. (visual images, U.S.) and Koninklijke Grolsch NV (beer manufacturer, Netherlands) collectively accounting for 0.38% of the year's performance.

The five largest detractors were Wendel (holding company, France), Gold bullion (gold, U.S.), Gold Fields Limited (gold mining, South Africa), Newmont Mining Corporation Holding Company (gold mining, U.S.) and Italcementi S.p.A. (building products, Italy). Their combined negative performance over the twelve month period subtracted 3.84% from the Fund's performance.

Corporate activity during the year included the takeovers of Phoenixtec Power Company, Limited (Taiwan), Getty Images, Inc. (U.S.) and Koninklijke Grolsch NV (Netherlands).

As of October 31, 2008, the Fund was approximately 60% hedged against the euro, which is up from 30% last year, as we believe the euro may be modestly overvalued against the U.S. dollar. We also kept a 10% hedge on the Swiss franc, and increased our hedge on the British pound from 70% last year to 100% by the end of October. We initiated a 10% hedge on the Japanese yen though we continue to believe that Asian currencies should ultimately be revalued against the U.S. dollar.

First Eagle Overseas Fund

The NAV of the Fund's Class 'A' shares fell 28.15% for the fiscal year ended October 31, 2008, while the MSCI EAFE Index decreased 46.62% over the same period. The Fund's cash position was 7.07% on October 31, 2008.

The five largest contributors to the performance of the First Eagle Overseas Fund over the period were Koninklijke Grolsch NV (beer manufacturer, Netherlands), Chofu Seisakusho Company, Limited (building products, Japan), NTT DoCoMo Inc. (telecommunications, Japan), Phoenixtec Power Company, Limited (power supply equipment, Taiwan) and Daekyo Company, Limited Pfd. (publishing, South Korea) collectively accounting for 0.64% of the year's performance.

The five largest detractors were Wendel (holding company, France), Gold bullion (gold, U.S.), Sodexo SA (catering services, France), Pargesa Holding SA (holding company, Switzerland) and Haw Par Corporation Limited (holding company, Singapore). Their combined negative performance over the twelve month period subtracted 4.51% from the Fund's performance.

Corporate activity during the year included the takeovers of Koninklijke Grolsch NV (Netherlands), Phoenixtec Power Company, Limited (Taiwan) and Hilti AG (Switzerland).

As of October 31, 2008, the Fund was approximately 60% hedged against the euro, which is up from 30% last year, as we believe the euro may be modestly overvalued against the U.S. dollar. We also kept a 10% hedge on the Swiss franc, and increased our hedge on the British pound from 70% last year to 100% at the end of October. We initiated a 10% hedge on the Japanese yen though we continue to believe that Asian currencies should ultimately be revalued against the U.S. dollar.

First Eagle U.S. Value Fund

The NAV of the First Eagle U.S. Value Fund's Class 'A' shares fell 20.56% for the year ended October 31, 2008, while the S&P 500 Index declined 36.10%. The Fund held 20.82% of its portfolio in cash on October 31, 2008.

The five largest contributors to the performance of the First Eagle U.S. Value Fund over the period were Wal-Mart Stores, Inc. (retail), Getty Images, Inc. (visual images), BJ Services Company (energy), Copart, Inc. (auto supplier) and Covidien Limited (medical products) collectively accounting for 1.15% of the year's performance.

The five largest detractors were Newmont Mining Corporation Holding Company (mining), Cintas Corporation (uniform supplier), Gold bullion (gold), Sanofi-Aventis ADR (pharmaceuticals) and Berkshire Hathaway Inc., Class 'A' (holding company). Their combined negative performance over the twelve month period subtracted 4.29% from the Fund's performance.

Getty Images, Inc. was the target of a take-over during the year.

First Eagle Gold Fund

The NAV of the First Eagle Gold Fund's Class 'A' shares fell 41.56% for the year ended October 31, 2008, while the FTSE Gold Mines Index declined 52.65%. The Fund was at 4.50% in cash on October 31, 2008.

There were no significant contributors to the performance of the Fund over the twelve month period. The five largest detractors to the Fund were Gold bullion (U.S.), Newcrest Mining Limited (Australia), Lihir Gold Limited (Australia), Gold Fields Limited (South Africa) and Industrias Peñoles, SAB de C.V. (Mexico). Their combined negative performance over the twelve month period subtracted 16.21% from the Fund's performance.

Corporate activity during the year included the takeovers of Metallica Resources Inc. (Canada), Miramar Mining Corporation (Canada), Aurelian Resources Inc. (Canada) and the IPO of Fresnillo Plc (U.K.), a spin-off of Industrias Penoles.

In most of these instances, prices declined in the absence of changes in our estimates of business value. In some cases, the Fund seized these opportunities to add to the positions at prices we deemed attractive.

We look at gold as insurance against "extreme outcomes." In the U.S., the current financial crisis is the worst since the Great Depression. The status of the U.S. dollar as the world's reserve currency is suspect, and the other major currencies (the euro, the yen) are not particularly appealing. From a long-term standpoint, gold as insurance still makes sense, we believe.

As always, we appreciate your confidence and thank you for your support.

Jean-Marie Eveillard	Matthew McLennan	Abhay Deshpande

December 2008

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change.

PERFORMANCE

FIRST EAGLE FUNDS  Average Annual Returns1 as of October 31, 2008 (unaudited)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
FIRST EAGLE GLOBAL FUND
First Eagle Global Fund - Class A (SGENX)
without sales load	(24.41%)	2.18%	8.30%	12.12%	14.20%	1/1/79[2]
with sales load	(28.19%)	0.45%	7.19%	11.69%	14.05%	1/1/79[2]
First Eagle Global Fund - Class I (SGIIX)	(24.21%)	2.45%	8.57%	12.37%	11.19%	7/31/98
First Eagle Global Fund - Class C (FESGX)	(25.74%)	1.42%	7.48%	—	10.75%	6/5/00
MSCI World Index[3]	(41.85%)	(5.30%)	1.73%	0.77%	9.30%	1/1/79
FIRST EAGLE OVERSEAS FUND
First Eagle Overseas Fund - Class A (SGOVX)
without sales load	(28.15%)	1.25%	8.54%	13.16%	11.57%	8/31/93
with sales load	(31.74%)	(0.46%)	7.43%	12.73%	11.29%	8/31/93
First Eagle Overseas Fund - Class I (SGOIX)	(27.97%)	1.51%	8.82%	13.41%	11.80%	7/31/98
First Eagle Overseas Fund - Class C (FESOX)	(29.39%)	0.50%	7.74%	—	10.60%	6/5/00
MSCI EAFE Index[4]	(46.62%)	(5.26%)	3.60%	1.67%	3.37%	8/31/93
FIRST EAGLE U.S. VALUE FUND
First Eagle U.S. Value Fund - Class A (FEVAX)
without sales load	(20.56%)	(0.26%)	4.98%	—	7.70%	9/4/01
with sales load	(24.53%)	(1.95%)	3.90%	—	6.93%	9/4/01
First Eagle U.S. Value Fund - Class I (FEVIX)	(20.36%)	0.01%	5.24%	—	7.95%	9/4/01
First Eagle U.S. Value Fund - Class C (FEVCX)	(21.95%)	(0.99%)	4.19%	—	6.89%	9/4/01
Standard & Poor's 500 Index[5]	(36.10%)	(5.21%)	0.26%	—	(0.38%)	9/4/01
FIRST EAGLE GOLD FUND
First Eagle Gold Fund - Class A (SGGDX)
without sales load	(41.56%)	3.52%	4.56%	13.06%	6.48%	8/31/93
with sales load	(44.48%)	1.76%	3.49%	12.63%	6.21%	8/31/93
First Eagle Gold Fund - Class I (FEGIX)	(41.36%)	3.80%	4.82%	—	9.40%	5/15/03
First Eagle Gold Fund - Class C (FEGOX)	(42.57%)	2.75%	3.78%	—	8.32%	5/15/03
MSCI World Index[3]	(41.85%)	(5.30%)	1.73%	0.77%	4.70%	8/31/93
FTSE Gold Mines Index[6]	(52.65%)	(6.02%)	(2.02%)	2.96%	(1.52%)	8/31/93
FIRST EAGLE FUND OF AMERICA
First Eagle Fund of America - Class A (FEFAX)
without sales load	(29.20%)	0.10%	4.58%	—	5.46%	11/20/98
with sales load	(32.91%)	(1.53%)	3.54%	—	4.91%	11/20/98
First Eagle Fund of America - Class C (FEAMX)	(30.45%)	(0.67%)	3.81%	5.06%	4.90%	3/2/98
First Eagle Fund of America - Class Y (FEAFX)	(29.23%)	0.08%	4.59%	5.85%	11.38%	4/10/87
Standard & Poor's 500 Index[5]	(36.10%)	(5.21%)	0.26%	0.40%	8.16%	4/10/87

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS PERFORMANCE—(Continued) (unaudited)

(1)  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds' short term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling (800) 334-2143. The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares "with sales load" of First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The average annual returns for Class A Shares "with sales load" of First Eagle U.S. Value Fund and First Eagle Fund of America give effect to the deduction of the maximum sales load of 5.00%.

  The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

  Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without load.

  Class Y Shares of First Eagle Fund of America are offered without load.

(2)  Commencement of management by Mr. Jean-Marie Eveillard since January 1, 1979.

(3)  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase.

(4)  The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

(5)  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

(6)  The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.

	Expense Ratios As Stated In The Most Recent Prospectus Total Annual Gross Operating Expense Ratios[7]
	Class A	Class I	Class C	Class Y
First Eagle Global Fund	1.13%	0.88%	1.88%	—
First Eagle Overseas Fund	1.13%	0.88%	1.88%	—
First Eagle U.S. Value Fund	1.20%	0.96%	1.95%	—
First Eagle Gold Fund	1.20%	0.95%	1.95%	—
First Eagle Fund of America	1.41%	—	2.16%	1.41%

(7)  These expense ratios are presented as of October 31, 2007 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

FUND OVERVIEW

FIRST EAGLE GLOBAL FUND  Data as of October 31, 2008 (unaudited)

THE INVESTMENT STYLE

The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that helps minimize risk.

ASSET ALLOCATION

COUNTRIES

United States	32.03%
Japan	23.00%
France	14.37%
Switzerland	4.68%
South Korea	2.81%
Hong Kong	1.96%
Italy	1.70%
South Africa	1.49%
Singapore	1.46%
Germany	1.44%
Malaysia	0.99%
United Kingdom	0.96%
Netherlands	0.77%
Taiwan	0.63%
Mexico	0.51%
Thailand	0.35%
Canada	0.27%
Brazil	0.19%
India	0.14%
Panama	0.13%
Belgium	0.10%
Other	0.25%

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	(24.41%)	8.30%	12.12%
with sales load	(28.19%)	7.19%	11.69%
MSCI World Index	(41.85%)	1.73%	0.77%
Consumer Price Index	3.66%	3.20%	2.82%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (precious metal)	5.23%
Berkshire Hathaway Inc., Class 'A' (U.S. holding company)	3.07%
Sanofi-Aventis (French health care company)	2.18%
SMC Corporation (Japanese automated control devices manufacturer)	2.17%
Secom Company, Limited (Japanese security services provider)	2.10%
Fanuc Limited (Japanese industrial manufacturing company)	2.02%
Sodexo SA (French food management services provider)	1.95%
Pargesa Holding SA (Swiss diversified financials company)	1.73%
3M Company (U.S. industrial conglomerate)	1.70%
Astellas Pharma Inc. (Japanese pharmaceuticals company)	1.66%

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS

October 31, 2008

Number of Shares		Value (Note 1)
	U.S. Common and Preferred Stocks—24.04%
	Consumer Discretionary—0.23%
476,071	McDonald's Corporation	$27,578,793
259,605	Weyco Group, Inc.	7,217,019
185,000	St. John Knits International Inc. (a)	4,555,625
		39,351,437
	Energy—2.71%
4,218,754	San Juan Basin Royalty Trust (c)	156,304,836
1,749,931	Apache Corporation	144,071,819
1,886,053	ConocoPhillips Company	98,112,477
827,570	Murphy Oil Corporation	41,908,145
830,490	Helmerich & Payne, Inc.	28,494,112
		468,891,389
	Financials—2.18%
9,253,133	American Express	254,461,158
2,559,630	Willis Group Holdings Limited	67,164,691
2,544,770	Legg Mason, Inc.	56,468,446
		378,094,295
	Health Care—0.84%
2,499,370	Wellpoint Inc. (a)	97,150,512
783,920	Johnson & Johnson	48,085,653
		145,236,165
	Holding Companies—3.07%
4,599	Berkshire Hathaway Inc., Class 'A' (a)	531,138,510
2,485	J.G. Boswell Company	1,279,775
		532,418,285
	Industrials—4.45%
4,564,980	3M Company	293,528,214
10,059,141	Cintas Corporation (c)	238,401,642
1,278,640	Alliant Techsystems Inc. (a)	105,538,946
9,778,961	Blount International, Inc. (a)(c)	84,979,171
1,381,358	UniFirst Corporation	45,073,712
4,169	Conbraco Industries, Inc. (a)(c)	1,298,644
365,000	Kaiser Ventures LLC (a)(c)(d)(e)(f)	1,007,400
		769,827,729
	Materials—0.53%
1,699,990	Vulcan Materials Company	92,275,457

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	U.S. Common and Preferred Stocks—(continued)
	Media—0.65%
7,185,595	Comcast Corporation-Special Class 'A'	$110,801,875
34,924	Mills Music Trust (c)	1,292,188
		112,094,063
	Paper and Forest Products—2.74%
5,905,362	Rayonier Inc. (c)	195,349,375
3,987,548	Plum Creek Timber Company, Inc.	148,655,790
1,896,440	Weyerhaeuser Company	72,481,937
1,258,500	Deltic Timber Corporation (c)	57,324,675
		473,811,777
	Precious Metals—1.05%
10,187,842	Newmont Mining Corporation Holding Company	181,444,495
	Real Estate—0.01%
137,410	Price Legacy Corporation Pfd., Series 'A'	1,236,690
192,250	LandCo LLC (a)(d)(e)(f)	669,030
21,124	Security Capital European Realty (a)(d)(f)	—
		1,905,720
	Retail—2.73%
2,236,590	Costco Wholesale Corporation	127,507,996
6,483,956	Barnes & Noble, Inc. (c)	122,417,089
4,463,150	The Home Depot Inc.	105,285,709
2,408,250	Tiffany & Company	66,106,463
797,725	Wal-Mart Stores, Inc.	44,521,032
1,286,607	Dillard's Inc., Class 'A'	6,857,615
		472,695,904
	Technology and Telecommunications—2.08%
10,931,897	Microsoft Corporation	244,109,260
5,082,910	Linear Technology Corporation	115,280,399
		359,389,659
	Utilities—0.77%
4,440,260	IDACORP, Inc. (c)	118,377,332
335,000	CalEnergy Capital Trust 6.5% Conv. Pfd.	15,075,000
		133,452,332
	Total U.S. Common and Preferred Stocks (Cost: $4,681,144,985)	4,160,888,707

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	International Common and Preferred Stocks—53.50%
	Belgium—0.10%
2,210,071	Deceuninck (c)	$16,592,653
	Brazil—0.19%
1,506,230	Petroleo Brasileiro SA ADR	33,242,496
	Canada—0.15%
2,628,490	Harry Winston Diamond Corporation	25,737,298
	Chile—0.06%
7,600,803	Quinenco SA	9,688,687
	France—13.58%
5,985,467	Sanofi-Aventis	376,483,746
7,082,902	Sodexo	338,077,195
3,039,356	Neopost SA (c)	252,939,642
5,821,523	Carrefour SA	243,867,555
5,200,289	Essilor International SA	232,004,800
5,361,738	Rémy Cointreau SA (c)	221,741,269
2,041,357	Air Liquide	174,833,185
2,464,113	Société BIC SA	129,374,124
2,554,751	Wendel (c)	120,414,042
4,278,860	Vivendi SA	111,102,097
541,213	Guyenne et Gascogne SA (c)	40,632,899
63,019	Société Sucrière de Pithiviers-le-Vieil (c)	37,288,310
657,810	Total SA	35,838,845
165,085	Robertet SA	17,645,927
42,252	Robertet SA C.I. (f)	3,451,754
104,457	Gaumont SA	5,981,466
385,000	Sabeton SA (c)	5,389,035
70,650	NSC Groupe (c)	2,890,352
		2,349,956,243
	Germany—1.44%
2,460,306	Fraport AG	79,270,283
1,172,304	Pfeiffer Vacuum Technology AG (c)	70,560,064
877,242	Hornbach Holding AG Pfd.	57,488,930
1,337,532	Bertelsmann AG D.R.C.	27,232,138
386,842	Hornbach Baumarkt AG	14,521,558
		249,072,973
	Hong Kong—0.98%
37,399,150	The Wharf (Holdings) Limited	72,384,051
12,148,900	Guoco Group Limited	70,540,635

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	International Common and Preferred Stocks—(continued)
	Hong Kong—(continued)
23,404,770	Shaw Brothers (Hong Kong) Limited (c)	$25,004,870
20,738,780	City e-Solutions Limited (c)	1,364,719
		169,294,275
	India—0.14%
4,107,526	Tata Motors Limited	14,083,540
370,182	Nestlé India Limited	10,854,680
		24,938,220
	Italy—1.70%
18,139,395	Italcementi S.p.A. RNC	125,568,087
4,682,069	Italcementi S.p.A.	53,978,845
1,734,972	Italmobiliare S.p.A. RNC	59,167,721
1,021,137	Italmobiliare S.p.A.	41,528,703
3,224,470	Gewiss S.p.A.	12,965,910
		293,209,266
	Japan—22.89%
4,053,720	SMC Corporation (c)	375,420,843
9,712,830	Secom Company, Limited	363,761,596
5,405,880	FANUC Limited	349,902,268
7,234,220	Astellas Pharma Inc.	286,394,421
1,470,690	Keyence Corporation	277,045,307
64,994,300	Aioi Insurance Company, Limited (c)	261,273,646
13,084,120	Toho Company, Limited (c)	245,144,158
5,211,900	Ono Pharmaceutical Company, Limited	229,671,555
14,646,430	MISUMI Group Inc. (c)	222,394,398
7,086,170	Shimano Inc. (c)	201,205,112
14,581,600	THK Company, Limited (c)	196,627,519
4,567,060	Canon Inc.	155,240,997
1,579,510	Hirose Electric Company, Limited	135,028,333
10,972,000	Kirin Holdings Company, Limited	119,144,352
14,391,850	Sompo Japan Insurance Inc.	97,547,040
3,501,380	Chofu Seisakusho Company, Limited (c)	75,187,378
5,147,000	T. Hasegawa Company, Limited (c)	73,281,630
3,663,695	Meitec Corporation (c)	71,961,443
3,045,610	Shimachu Company, Limited (c)	68,189,925
2,365,070	Circle K Sunkus Company, Limited	39,979,455
3,461,892	Nissin Healthcare Food Service Company, Limited	32,554,327
1,725,100	Ariake Japan Company, Limited (c)	27,897,251
2,002,100	Seikagaku Corporation	17,706,339

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	International Common and Preferred Stocks—(continued)
	Japan—(continued)
2,567,150	NIPPONKOA Insurance Company, Limited	$15,127,008
1,051,300	Aderans Company, Limited	10,110,711
175,240	Mabuchi Motor Company, Limited	6,812,709
1,059,860	PARK24 Company, Limited	4,228,222
188,760	Shoei Company, Limited	1,746,213
		3,960,584,156
	Malaysia—0.72%
98,012,905	Genting Berhad	124,758,753
	Mexico—0.51%
9,745,693	Industrias Peñoles, SAB de C.V.	87,995,421
	Netherlands—0.38%
2,199,913	Heineken Holding NV	66,345,494
	Panama—0.13%
2,036,652	Banco Latinoamericano de Exportaciones SA ADR	21,649,611
	Singapore—0.36%
3,238,180	United Overseas Bank Limited	28,434,398
12,704,120	Fraser & Neave Limited	23,390,489
13,467,250	ComfortDelgro Corporation Limited	10,808,314
		62,633,201
	South Africa—1.49%
28,654,070	Gold Fields Limited ADR	190,549,566
749,210	Gold Fields Limited	5,296,669
7,540,927	Harmony Gold Mining Company, Limited ADR (a)	55,124,176
1,000,000	Harmony Gold Mining Company, Limited (a)	7,551,230
		258,521,641
	South Korea—2.72%
10,255,631	SK Telecom Company, Limited ADR	176,499,410
465,610	Samsung Electronics Company, Limited Pfd.	120,644,909
1,753,891	KT&G Corporation	111,677,323
51,900	Lotte Confectionery Company, Limited	43,781,014
39,989	Nam Yang Dairy Products Company, Limited (c)	12,359,589
1,392,790	Daeduck GDS Company, Limited (c)	3,830,051
888,780	Daeduck Electronics Company, Limited	2,024,101
		470,816,397

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	International Common and Preferred Stocks—(continued)
	Switzerland—4.68%
3,929,462	Pargesa Holding SA	$299,468,148
4,963,030	Nestlé SA	192,324,090
1,979,836	Kuehne & Nagel International AG	119,088,521
4,280	Lindt & Spruengli AG	103,199,139
40,274	Lindt & Spruengli AG PC	86,426,530
39,740	Edipresse SA	10,095,414
		810,601,842
	Thailand—0.35%
26,375,300	Bangkok Bank Public Company Limited NVDR	52,299,097
448,850	Bangkok Bank Public Company Limited	890,016
577,000	The Oriental Hotel Public Company, Limited	8,099,401
		61,288,514
	United Kingdom—0.93%
24,728,070	Home Retail Group plc	78,571,347
1,867,903	Anglo American Plc	46,213,868
18,196,000	Fresnillo Plc	35,879,867
		160,665,082
	Total International Common and Preferred Stocks (Cost: $11,188,266,857)	9,257,592,223
Ounces
	Commodity—5.23%
1,249,002	Gold bullion (a) (Cost: $693,749,790)	904,714,507
Principal Amount
	U.S. Notes and Bonds—2.76%
	U.S. Government Obligations—1.88%
$121,488,980	U.S. Treasury Inflation Index Note 1.875% due 7/15/2013 (g)	113,687,201
137,277,972	U.S. Treasury Inflation Index Note 2.375% due 4/15/2011 (g)	130,188,937
82,002,468	U.S. Treasury Inflation Index Note 4.25% due 1/15/2010 (g)	81,252,965
		325,129,103
	U.S. Corporate Bonds—0.88%
4,910,000	American Standard Companies Inc. 8.25% due 6/1/2009	4,976,260
2,810,655	Avis Budget Car Rental LLC 7.625% due 5/15/2014	1,025,889
5,467,000	Bausch & Lomb Inc. 7.125% due 8/1/2028 (d)	1,366,750
28,930,000	Blount International, Inc. 8.875% due 8/1/2012	24,879,800
6,900,000	Briggs & Stratton Corporation 8.875% due 3/15/2011	6,555,000
13,500,000	GATX Corporation 8.875% due 6/1/2009	13,146,476

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Principal Amount			Value (Note 1)
		U.S. Notes and Bonds—(continued)
		U.S. Corporate Bonds—(continued)
	$11,000,000	Level 3 Financing, Inc. 9.25% due 11/1/2014	$6,325,000
	5,000,000	Pulte Homes, Inc. 5.20% due 2/15/2015	3,125,000
	30,962,000	Pulte Homes, Inc. 7.875% due 8/1/2011	26,395,105
	12,721,000	Pulte Homes, Inc. 8.125% due 3/1/2011	11,130,875
	12,522,000	Sirius Satellite Radio Inc. 9.625% due 8/1/2013	3,944,430
	3,500,000	Toys 'R' Us, Inc. 7.625% due 8/1/2011	2,292,500
	57,142,000	Tronox Worldwide LLC 9.50% due 12/1/2012	12,856,950
	28,622,000	Valassis Communications, Inc 8.25 due 3/1/2015	15,598,990
	12,554,000	Yankee Acquisition Corporation 8.50% due 2/15/2015	7,155,780
	22,554,000	Yankee Acquisition Corporation 9.75% due 2/15/2017	11,305,193
			152,079,998
		Total U.S. Notes and Bonds (Cost: $588,904,627)	477,209,101
		International Notes and Bonds—4.70%
		International Government Bonds—3.80%
		France—0.54%
EUR	73,045,828	Republic of France O.A.T. I/L 3% due 7/25/2012 (g)	94,401,174
		Hong Kong—0.98%
HKD	612,900,000	Hong Kong Government 2.52% due 3/24/2009	79,763,951
HKD	199,650,000	Hong Kong Government 3.34% due 12/19/2008	25,867,544
HKD	461,050,000	Hong Kong Government 3.63% due 12/19/2011	63,545,797
			169,177,292
		Japan—0.11%
JPY	2,242,790,100	Japan Government 1.40% due 6/10/2018 (g)	19,485,203
		Malaysia—0.27%
MYR	17,714,000	Malaysian Government 3.756% due 4/28/2011	4,968,994
MYR	146,000,000	Malaysian Government 4.305% due 2/27/2009	41,193,133
			46,162,127
		Singapore—1.10%
SGD	52,947,000	Singapore Government 2.375% due 10/1/2009	36,111,979
SGD	60,827,000	Singapore Government 3.625% due 7/1/2011	43,311,244
SGD	154,630,000	Singapore Government 4.625% due 7/1/2010	110,065,379
			189,488,602
		South Korea—0.09%
KRW	22,707,720,000	Korean Treasury ILB 2.75% due 3/10/2017 (g)	15,286,071
		Sweden—0.08%
SEK	84,000,000	Sweden Government I/L 4.00% due 12/1/2008 (g)	13,415,669

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Principal Amount			Value (Note 1)
		International Notes and Bonds—(continued)
		International Government Bonds—(continued)
		Taiwan—0.63%
TWD	1,767,500,000	Taiwan Government 2.00% due 7/20/2012	$53,652,099
TWD	1,826,000,000	Taiwan Government 2.375% due 1/16/2013	56,260,177
			109,912,276
		International Corporate Bonds—0.90%
		Canada—0.12%
USD	33,260,000	Canwest Mediaworks LP 9.25% due 8/1/2015 (b)	20,454,900
		France—0.25%
EUR	12,000,000	FINEL 9.50% due 6/30/2017 (d)(e)(f)(h)	7,634,996
EUR	15,000,000	FINEL 9.50% due 10/15/2017 (d)(e)(f)(h)	9,543,745
USD	2,000,000	Legrand SA 8.50% due 2/15/2025	1,869,502
EUR	12,050,000	Wendel 4.375% due 8/9/2017	6,555,029
EUR	3,500,000	Wendel 4.875% due 5/26/2016	2,254,385
EUR	10,000,000	Wendel 4.875% due 9/21/2015	6,235,247
EUR	9,951,000	Wendel 5.00% due 2/6/2011	9,154,836
			43,247,740
		Ireland—0.02%
EUR	13,650,000	Waterford Wedgwood Plc 9.875% due 12/1/2010 (b)	3,473,923
		Jersey Channel Islands—0.02%
EUR	2,500,000	Independent News & Media Plc 5.75% due 5/17/2009	3,101,717
		Netherlands—0.39%
EUR	47,050,000	UPC Holding BV 7.75% due 1/15/2014 (b)	41,909,767
EUR	29,150,000	UPC Holding BV 8.625% due 1/15/2014 (b)	26,892,684
			68,802,451
		Norway—0.07%
USD	5,500,000	Bergen Bank Floating Rate Perpetual Notes 3.25% @ 10/31/2008	3,212,550
USD	10,000,000	Christiania Bank Floating Rate Perpetual Notes 3.1875% @ 10/31/2008	5,754,290
USD	3,500,000	Den Norske Bank Floating Rate Perpetual Notes 3.275% @ 10/31/2008	2,006,235
USD	3,170,000	Den Norske Bank Floating Rate Perpetual Notes 3.0625% @ 10/31/2008	1,871,251
			12,844,326
		United Kingdom—0.03%
GBP	3,000,000	Marks & Spencer Group Plc 6.375% due 11/7/2011	4,460,204
		Total International Notes and Bonds (Cost: $882,161,111)	813,713,675
		Total Notes and Bonds (Cost: $1,471,065,738)	1,290,922,776

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Principal Amount			Value (Note 1)
		Commercial Paper—6.22%
		U.S. Commercial Paper—4.73%
	$37,995,000	AT&T 1.55% due 11/12/2008	$37,977,005
	25,000,000	Cintas Corporation 2.12% due 11/4/2008	24,995,583
	25,000,000	The Clorox Company 5.50% due 11/3/2008	24,992,361
	28,148,000	The Clorox Company 5.50% due 11/6/2008	28,126,498
	30,000,000	The Clorox Company 5.50% due 11/12/2008	29,949,583
	22,197,000	The Clorox Company 5.50% due 11/17/2008	22,142,741
	37,322,000	CME Group Inc. 2.25% due 11/4/2008	37,315,002
	21,329,000	H.J. Heinz Company 3.75% due 11/17/2008	21,293,452
	16,865,000	H.J. Heinz Company 4.15% due 11/5/2008	16,857,223
	25,000,000	H.J. Heinz Company 4.25% due 11/13/2008	24,964,583
	20,763,000	H.J. Heinz Company 4.25% due 11/17/2008	20,723,781
	22,269,000	H.J. Heinz Company 4.30% due 11/10/2008	22,245,061
	25,000,000	H.J. Heinz Company 4.35% due 11/12/2008	24,966,771
	22,500,000	H.J. Heinz Company 4.35% due 11/13/2008	22,467,375
	25,000,000	H.J. Heinz Company 4.50% due 11/4/2008	24,990,625
	9,150,000	H.J. Heinz Company 4.55% due 11/5/2008	9,145,374
	25,000,000	H.J. Heinz Company 5.00% due 11/7/2008	24,979,167
	31,000,000	ITT Corporation 2.90% due 11/3/2008	30,995,006
	18,871,000	ITT Corporation 6.10% due 11/5/2008	18,858,210
	16,185,000	Kraft Foods Inc. 4.25% due 11/3/2008	16,181,179
	15,000,000	Kraft Foods Inc. 4.25% due 11/3/2008	14,996,458
	23,550,000	Kraft Foods Inc. 4.25% due 11/4/2008	23,541,659
	38,696,000	Philip Morris USA 1.90% due 11/14/2008	38,669,450
	11,261,000	Procter & Gamble 1.70% due 12/2/2008	11,244,515
	27,442,000	Sara Lee Corporation 3.50% due 11/19/2008	27,393,976
	18,500,000	Sara Lee Corporation 3.75% due 11/6/2008	18,490,365
	19,347,000	Sara Lee Corporation 3.80% due 12/8/2008	19,271,439
	68,541,000	Starbucks Corporation 3.00% due 11/3/2008	68,529,576
	22,763,000	The Dow Chemical Company 3.05% due 11/3/2008	22,759,143
	40,333,000	The Dow Chemical Company 5.45% due 11/3/2008	40,320,788
	20,000,000	Time Warner Inc. 4.21% due 11/3/2008	19,995,322
	30,000,000	Whirlpool Corporation 6.25% due 11/3/2008	29,989,583
		Total U.S. Commercial Paper (Cost: $819,368,854)	819,368,854
		International Commercial Paper—1.49%
		Finland—0.66%
USD	30,104,000	Nokia Corporation 1.80% due 11/18/2008	30,078,412
USD	30,000,000	Nokia Corporation 2.30% due 12/1/2008	29,942,500
USD	30,000,000	Nokia Corporation 2.30% due 12/2/2008	29,940,583
USD	23,558,000	Nokia Corporation 2.35% due 11/5/2008	23,551,849
			113,513,344

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Principal Amount			Value (Note 1)
		International Commercial Paper—(continued)
		Netherlands—0.08%
USD	13,935,000	Royal Dutch Shell plc 2.15% due 9/18/2008	$13,933,800
		United Kingdom—0.75%
USD	9,750,000	Diageo Capital Plc 2.92% due 11/4/2008	9,747,627
USD	20,115,000	Diageo Capital Plc 2.97% due 11/3/2008	20,111,681
USD	23,599,000	Diageo Capital Plc 3.00% due 11/14/2008	23,573,434
USD	15,000,000	Diageo Capital Plc 5.75% due 11/10/2008	14,978,437
USD	43,760,000	Diageo Capital Plc 6.00% due 11/6/2008	43,723,533
USD	18,102,000	Diageo Capital Plc 6.25% due 11/12/2008	18,067,430
			130,202,142
		Total International Commercial Paper (Cost: $257,649,286)	257,649,286
		Total Commercial Paper (Cost: $1,077,018,140)	1,077,018,140
		Total Investments—96.45% (Cost: $19,111,245,510)	16,691,136,353
		Other assets in excess of liabilities—3.55%	613,691,209
		Net Assets—100.00%	$17,304,827,562

Aggregate cost for federal income tax purposes was $19,207,442,683; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,021,954,459
Gross unrealized depreciation	(3,538,260,789)
Net unrealized depreciation	($2,516,306,330)

(a)  Non-income producing security/commodity.

(b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)  Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(d)  Security is deemed illiquid. At October 31, 2008, the value of these securities amounted to $20,221,921 or 0.12% of net assets.

(e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At October 31, 2008, the value of these securities amounted to $18,855,171 or 0.11% of net assets.

(f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $22,306,925 or 0.13% of net assets.

(g)  Inflation protected security.

(h)  Defaulted security.

ADR— American Depositary Receipt

RNC— Represents non-voting shares

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Foreign Currencies

EUR  —  Euro

GBP  —  Pound sterling

HKD  —  Hong Kong dollar

JPY  —  Japanese Yen

KRW  —  Korean Won

MYR  —  Malaysian ringgit

SEK  —  Swedish krona

SGD  —  Singapore dollar

TWD  —  Taiwan dollar

USD  —  United States dollar

Affiliated Securities

	Purchases		Sales		Realized	Dividend
Affiliate	Shares	Cost	Shares	Cost	Gain/(Loss)	Income
Aioi Insurance Company, Limited	48,009,000	$256,756,630	1,426,100	$6,231,023	$1,162,726	$2,556,744
Ariake Japan Company, Limited	511,900	7,316,821	—	—	—	540,620
Barnes & Noble, Inc.	5,507,306	154,967,298	370,500	13,366,161	(4,628,480)	3,730,678
Blount International, Inc.	967,810	11,606,321	—	—	—	—
Chofu Seisakusho Company, Limited	1,648,980	28,738,106	—	—	—	622,031
Cintas Corporation	2,708,610	87,798,931	—	—	—	4,492,683
City e-Solutions Limited	—	—	—	—	—	79,886
Conbraco Industries, Inc.	—	—	636	309,552	(109,668)	—
Daeduck GDS Company, Limited	—	—	196,370	2,269,834	(1,624,191)	423,968
Deceuninck	275,696	6,662,060	—	—	—	640,888
Deltic Timber Corporation	868,870	43,899,835	—	—	—	274,670
Guyenne et Gascogne SA	356,157	50,238,696	—	—	—	6,325,480
IDACORP, Inc.	1,864,980	64,351,045	—	—	—	4,768,818
Kaiser Ventures LLC	—	—	—	—	—	—
Meitec Corporation	—	—	—	—	—	2,743,633
Mills Music Trust	—	—	—	—	—	98,011
MISUMI Group Inc.	11,255,730	198,631,452	—	—	—	2,349,989
Nam Yang Dairy Products Company, Limited	—	—	7,403	1,807,636	5,335,655	34,308
Neopost SA	2,384,174	246,949,785	43,270	5,055,440	(1,122,234)	12,718,341
NSC Groupe	1,000	102,788	350	35,976	(20,163)	185,976
Pfeiffer Vacuum Technology AG	1,083,210	100,118,094	—	—	—	2,878,070
Rayonier Inc.	—	—	—	—	—	11,810,724
Rémy Cointreau SA	2,966,078	171,298,118	—	—	—	7,947,147
Sabeton SA	—	—	—	—	—	85,100
San Juan Basin Royalty Trust	2,691,923	102,414,394	260,807	11,470,196	(1,563,603)	11,572,802
Shaw Brothers (Hong Kong) Limited	4,766,220	10,644,234	4,800,420	5,987,824	7,487,601	1,342,595
Shimachu Company, Limited	1,666,510	43,979,005	—	—	—	661,214
Shimano Inc.	2,134,600	80,358,781	—	—	—	2,884,597
SMC Corporation	2,174,020	229,071,410	—	—	—	3,960,952
Société Sucrière de Pithiviers-le-Vieil	10,876	8,749,466	—	—	—	1,943,753
T. Hasegawa Company, Limited	1,315,300	20,714,279	—	—	—	1,528,113
THK Company, Limited	11,939,800	219,494,815	—	—	—	3,534,050
Toho Company, Limited	5,546,220	121,797,283	499,180	12,005,057	(2,971,198)	2,343,536
Wendel	1,501,779	193,260,893	412,227	62,927,337	(12,634,488)	6,152,438
Total					($10,688,043)	$101,231,815

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Restricted Securities

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal
Kaiser Ventures LLC	6/24/1993	—	$2.76
FINEL 9 1/2% due 6/30/2017	6/22/2005	$14,474,400	0.64
FINEL 9 1/2% due 10/15/2017	10/11/2005	18,067,500	0.64
LandCo LLC	9/6/2006	669,030	3.48

Foreign Currency Exchange Contracts

Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2008	Unrealized Appreciation at October 31, 2008	Unrealized Depreciation at October 31, 2008
1/14/09	1,240,498,000	Euro	$2,079,396,065	$1,577,837,786	$501,558,279	$—
3/4/09	35,162,592,000	Japanese yen	379,266,891	358,119,705	21,147,186	—
4/8/09	238,801,000	Euro	335,934,107	303,636,084	32,298,023	—
4/8/09	101,049,000	Pound sterling	192,016,717	162,263,281	29,753,436	—
4/8/09	69,404,000	Swiss franc	61,231,971	60,144,253	1,087,718	—
			$3,047,845,751	$2,462,001,109	$585,844,642	$—

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Equities
Consumer Discretionary	0.23%
Energy	2.71
Financials	2.18
Health Care	0.84
Holding Companies	3.07
Industrials	4.45
Materials	0.53
Media	0.65
Paper and Forest Products	2.74
Precious Metals	1.05
Real Estate	0.01
Retail	2.73
Technology and Telecommunications	2.08
Utilities	0.77
24.04%

See Notes to Financial Statements

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Equities
Consumer Discretionary	4.50%
Consumer Staples	8.35
Energy	0.40
Financials	2.76
Health Care	6.60
Holding Companies	3.29
Industrials	11.92
Materials	3.20
Media	2.45
Precious Metals	2.48
Retail	1.27
Technology and Telecommunications	5.07
Transportation	1.21
53.50
Commodity	5.23
U.S. Bonds
Consumer Discretionary	0.38
Financials	0.08
Government Issues	1.88
Health Care	0.01
Industrials	0.18
Materials	0.07
Media	0.11
Retail	0.01
Technology and Telecommunications	0.04
2.76
International Bonds
Consumer Discretionary	0.02
Financials	0.07
Government Issues	3.80
Holding Companies	0.14
Media	0.53
Paper and Forest Products	0.10
Retail	0.03
Technology and Telecommunications	0.01
4.70
Commercial Paper
U.S. Commercial Paper	4.73
International Commercial Paper	1.49
Total Commercial Paper	6.22
Total Investments	96.45%

See Notes to Financial Statements

FUND OVERVIEW

FIRST EAGLE OVERSEAS FUND  Data as of October 31, 2008 (unaudited)

THE INVESTMENT STYLE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

ASSET ALLOCATION

COUNTRIES

Japan	31.93%
France	15.90%
United States	7.50%
Switzerland	5.48%
South Korea	4.40%
Singapore	3.52%
Germany	3.11%
Italy	1.99%
Hong Kong	1.84%
Thailand	1.77%
Netherlands	1.58%
United Kingdom	1.48%
Taiwan	1.45%
Canada	1.42%
South Africa	1.12%
Brazil	0.77%
Malaysia	0.73%
Mexico	0.52%
Chile	0.49%
Panama	0.25%
Australia	0.25%
Belgium	0.24%
India	0.15%
Other	0.27%

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	(28.15%)	8.54%	13.16%
with sales load	(31.74%)	7.43%	12.73%
MSCI EAFE Index	(46.62%)	3.60%	1.67%
Consumer Price Index	3.66%	3.20%	2.82%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (precious metal)	6.73%
Pargesa Holding SA (Swiss diversified financials company)	2.82%
Sodexo SA (French food management services provider)	2.65%
Shimano Inc. (Japanese bicycle parts manufacturer)	2.58%
Sanofi-Aventis (French health care company)	1.91%
SMC Corporation (Japanese automated control devices manufacturer)	1.83%
Ono Pharmaceutical Company Limited (Japanese pharmaceutical company)	1.79%
Secom Company, Limited (Japanese security services provider)	1.75%
Keyence Corporation (Japanese sensors manufacturer)	1.71%
Astellas Pharma Inc. (Japanese pharmaceuticals company)	1.61%

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS

October 31, 2008

Number of Shares		Value (Note 1)
	Common and Preferred Stocks—77.50%
	Australia—0.25%
9,330,074	Spotless Group Limited	$15,497,257
	Belgium—0.24%
2,027,619	Deceuninck (c)	15,222,849
	Brazil—0.77%
2,178,264	Petroleo Brasiliero SA ADR	48,074,286
	Canada—0.88%
905,890	EnCana Corporation	46,118,860
864,070	Harry Winston Diamond Corporation	8,460,685
		54,579,545
	Chile—0.49%
24,062,197	Quinenco SA	30,671,902
	Commonwealth of Independent States—0.00%
100,000	First NIS Regional Fund SICAV (a)(e)(f)	50,000
	France—14.62%
3,452,024	Sodexo	164,770,117
1,894,153	Sanofi-Aventis	119,141,550
1,107,930	Neopost SA	92,203,552
1,492,745	Rémy Cointreau SA	61,734,305
719,649	Air Liquide SA	61,634,749
1,098,583	Société BIC SA	57,679,260
563,378	Laurent-Perrier (c)	45,515,864
999,278	Carrefour SA	41,860,435
870,478	Wendel	41,028,568
842,903	Essilor International SA	37,605,130
613,300	Total SA	33,413,848
236,140	Robertet SA (c)	25,240,992
51,500	Robertet SA C.I. (f)	4,207,265
39,143	Société Sucrière de Pithiviers-le Vieil (c)	23,160,893
821,290	Vivendi SA	21,325,082
540,680	Zodiac SA	20,977,576
364,373	Gaumont SA (c)	20,864,899
438,430	Société Foncière Financière et de Participations	18,645,082
120,246	Guyenne et Gascogne SA	9,027,765
300,000	Frégate (a)(d)(e)(f)	7,291,421
100,000	Sabeton SA	1,399,749
1,000	Société Vermandoise de Sucreries	1,208,874
3,593,581	FINEL (a)(c)(d)(e)(f)(h)	—
		909,936,976

See Notes to Financial Statements

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	Common and Preferred Stocks—(continued)
	Germany—3.11%
915,140	Pfeiffer Vacuum Technology AG (c)	$55,081,563
581,442	Hornbach Holding AG Pfd.	38,104,056
876,905	Fraport AG	28,253,602
1,358,769	Bertelsmann AG D.R.C.	27,664,523
1,844,060	Tognum AG	20,227,392
2,047,306	Deutsche Wohnen AG (a)(c)	18,757,408
95,809	Axel Springer AG	5,459,438
		193,547,982
	Hong Kong—1.84%
7,767,710	Guoco Group Limited	45,101,959
12,545,300	Wharf Holdings Limited	24,280,756
7,000,000	Hopewell Holdings Limited	21,225,396
15,571,620	Shaw Brothers (Hong Kong) Limited	16,636,196
8,254,000	SmarTone Telecommunications Holdings Limited	6,358,119
10,851,720	City e-Solutions Limited	714,099
		114,316,525
	India—0.15%
178,058	Nestlé India Limited	5,221,114
1,178,610	Tata Motors Limited	4,041,119
		9,262,233
	Italy—1.99%
7,315,306	Italcementi S.p.A. RNC	50,639,450
1,197,736	Italmobiliare S.p.A. RNC	40,846,371
165,635	Italmobiliare S.p.A.	6,736,223
6,421,411	Gewiss S.p.A. (c)	25,821,123
		124,043,167
	Japan—31.93%
5,654,500	Shimano Inc. (c)	160,554,193
1,231,500	SMC Corporation	114,050,987
2,528,100	Ono Pharmaceutical Company, Limited	111,405,180
2,915,900	Secom Company, Limited	109,205,292
564,600	Keyence Corporation	106,358,091
2,523,420	Astellas Pharma Inc.	99,899,286
20,785,230	Nissay Dowa General Insurance Company (c)	90,747,646
1,360,500	FANUC Limited	88,060,045
11,702,810	Sompo Japan Insurance Inc.	79,320,898
769,380	Hirose Electric Company, Limited	65,772,359

See Notes to Financial Statements

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	Common and Preferred Stocks—(continued)
	Japan—(continued)
4,305,870	MISUMI Group Inc.	$65,381,214
1,838,970	Canon Inc.	62,509,259
3,334,990	Toho Company, Limited	62,484,394
15,519,800	Aioi Insurance Company, Limited	62,388,775
2,832,150	Nitto Kohki Company, Limited (c)	51,016,746
3,452,591	T. Hasegawa Company, Limited (c)	49,157,081
2,387,767	Meitec Corporation (c)	46,899,962
2,022,800	Chofu Seisakusho Company, Limited (c)	43,436,882
5,693,500	Japan Wool Textile Company, Limited (c)	42,240,601
9,513,700	Okumura Corporation	36,889,067
2,538,900	THK Company, Limited	34,236,134
5,453,000	Kansai Paint Company, Limited	29,745,654
1,760,700	Ariake Japan Company, Limited (c)	28,472,952
936,347	Mandom Corporation	25,062,005
4,226,650	NIPPONKOA Insurance Company, Limited	24,905,662
1,954,500	Fuji Seal International, Inc. (c)	21,800,651
2,535,900	Yomeishu Seizo Company, Limited (c)	21,601,346
3,005,000	OSG Corporation	21,438,072
2,068,330	Maezawa Kasei Industries Company, Limited (c)	20,460,175
2,376,980	Daiichikosho Company, Limited	20,392,776
2,181,200	Seikagaku Corporation	19,290,279
807,000	Shimachu Company, Limited	18,068,390
1,897,056	Nissin Healthcare Food Service Company, Limited	17,839,199
853,360	Icom Inc. (c)	16,405,425
1,058,246	Matsumoto Yushi-Seiyaku Company, Limited (c)	15,077,798
2,572,675	The Tokushima Bank Limited	12,462,785
629,002	Nagaileben Company, Limited	12,418,725
798,380	Chudenko Corporation	11,862,760
303,200	Mabuchi Motor Company, Limited	11,787,340
507,106	SK Kaken Company, Limited	10,682,978
100,000	ASAHI Broadcasting Corporation	10,533,279
528,130	As One Corporation	10,507,777
1,223,670	Sansei Yusoki Company, Limited (c)	9,389,855
1,444,600	Shingakukai Company, Limited (c)	4,733,983
300,800	Doshisha Corporation, Limited	3,349,025
312,785	Shoei Company, Limited	2,893,564
312,000	Sonton Food Industry Company, Limited	1,949,603
33,800	Tachihi Enterprise Company, Limited	1,702,727
		1,986,848,877

See Notes to Financial Statements

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	Common and Preferred Stocks—(continued)
	Malaysia—0.73%
35,612,520	Genting Berhad	$45,330,496
	Mexico—0.52%
3,552,612	Industrias Peñoles SAB de C.V.	32,077,102
	Netherlands—0.95%
496,018	Hal Trust NV	38,281,225
698,529	Heineken Holding NV	21,066,402
		59,347,627
	New Zealand—0.06%
5,750,000	Tasman Farms (a)(c)	3,760,316
	Panama—0.25%
1,461,723	Banco Latinoamericano de Exportaciones SA ADR	15,538,115
	Singapore—2.50%
23,149,730	Haw Par Corporation Limited (c)	53,395,432
27,917,700	Singapore Airport Terminal Services Limited	27,677,639
3,132,020	United Overseas Bank Limited	27,502,209
9,974,000	Fraser & Neave Limited	18,363,864
11,657,433	UOL Group Limited	14,780,627
17,549,625	ComfortDelgro Corporation Limited	14,084,676
		155,804,447
	South Africa—1.12%
8,156,160	Gold Fields Limited ADR	54,238,464
2,073,780	Harmony Gold Mining Company, Limited ADR (a)	15,159,332
		69,397,796
	South Korea—4.40%
263,014	Samsung Electronics Company, Limited Pfd.	68,149,954
3,045,524	SK Telecom Company, Limited ADR	52,413,468
796,799	KT&G Corporation	50,735,410
33,070	Lotte Confectionery Company, Limited	27,896,688
120,620	Nong Shim Holding Company, Limited	19,434,494
39,708	Nong Shim Holdings Company, Limited	1,968,560
939,030	Fursys Inc. (c)	16,075,420
494,900	Hankuk Paper Manufacturing Company, Limited (c)	8,433,944
22,950	Nam Yang Dairy Products Company, Limited	7,093,265
28,850	Nam Yang Dairy Products Company, Limited Pfd.	4,089,663
117,880	Pacific Corporation	6,866,707
1,182,040	Dong Ah Tire & Rubber Company, Limited	5,448,033
912,730	Daeduck GDS Company, Limited	2,509,930

See Notes to Financial Statements

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	Common and Preferred Stocks—(continued)
	South Korea—(continued)
542,700	Daeduck Electronics Company, Limited	$1,235,941
290,204	Sam-A Pharmaceutical Company, Limited	973,379
231,360	Daekyo Company, Limited Pfd.	546,611
		273,871,467
	Switzerland—5.48%
2,300,398	Pargesa Holding SA	175,315,585
2,260,150	Nestlé SA	87,583,854
719,956	Kuehne & Nagel International AG	43,305,857
1,072	Lindt & Spruengli AG	25,848,009
35,000	Edipresse SA	8,891,281
		340,944,586
	Taiwan—1.23%
65,598,907	Compal Electronics Inc.	47,136,939
18,842,980	Taiwan Secom Company, Limited	23,252,006
12,966,228	Taiwan-Sogo Shinkong Security Company, Limited	5,955,836
		76,344,781
	Thailand—1.77%
552,092,549	Thai Beverage Public Company Limited	76,330,449
14,789,489	Bangkok Bank Public Company Limited NVDR	29,325,806
250,000	The Oriental Hotel Public Company, Limited	3,509,272
496,220	Bangkok Bank Public Company Limited	983,946
		110,149,473
	United Kingdom—1.45%
2,986,700	Spirax-Sarco Engineering Plc	38,562,866
9,117,080	Home Retail Group	28,968,749
892,218	Anglo American Plc	22,074,404
656,219	Chrysalis Group Plc (a)	794,821
		90,400,840
	United States—0.77%
1,597,613	Newmont Mining Corporation Holding Company	42,081,126
34,500	Third Avenue Global Value Fund L.P. (a)(d)(e)	5,504,057
14,083	Security Capital European Realty (a)(d)(f)	—
		47,585,183
	Total Common and Preferred Stocks (Cost: $5,147,933,813)	4,822,603,828

See Notes to Financial Statements

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Ounces			Value (Note 1)
		Commodity—6.73%
	577,779	Gold bullion (a) (Cost: $293,104,679)	$418,513,962
Principal Amount
		International Bonds—3.93%
		International Government Bonds—2.13%
		France—0.89%
EUR	42,834,844	Republic of France O.A.T. I/L 3.00% due 7/25/2012 (g)	55,357,845
		Singapore—1.01%
SGD	42,342,000	Singapore Government 2.375% due 10/1/2009	28,878,943
SGD	8,682,000	Singapore Government 3.625% due 7/1/2011	6,181,929
SGD	39,282,000	Singapore Government 4.625% due 7/1/2010	27,960,863
			63,021,735
		Taiwan—0.23%
TWD	462,700,000	Taiwan Government 2.00% due 7/20/2012	14,045,163
		International Corporate Bonds—1.80%
		Argentina—0.02%
USD	1,000,000	YPF Sociedad Anonima SA 9.125% due 2/24/2009	955,000
		Canada—0.54%
USD	10,000,000	Canwest Mediaworks LP 9.250% due 8/1/2015 (b)	6,150,000
USD	47,142,000	Catalyst Paper Corporation 7.375% due 3/1/2014	24,749,550
USD	5,000,000	Catalyst Paper Corporation 8.625% due 6/15/2011	2,975,000
			33,874,550
		France—0.27%
EUR	8,000,000	FINEL 9.50% due 6/30/2017 (d)(e)(f)(i)	5,089,998
EUR	10,000,000	FINEL 9.50% due 10/15/2017 (d)(e)(f)(i)	6,362,497
EUR	243,500	Havas SA 4.00% due 1/1/2009	3,384,779
USD	2,000,000	Legrand SA 8.50% due 2/15/2025	1,869,502
			16,706,776
		Ireland—0.09%
EUR	22,300,000	Waterford Wedgwood Plc 9.875% due 12/1/2010 (b)	5,675,347
		Jersey Channel Islands—0.11%
EUR	5,500,000	Independent News & Media Plc 5.750% due 5/17/2009	6,823,778
		Luxembourg—0.12%
EUR	6,256,000	Wendel 4.875% due 11/4/2014	4,397,641
EUR	3,577,000	Wendel 5.00% due 2/16/2011	3,290,810
			7,688,451

See Notes to Financial Statements

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Principal Amount			Value (Note 1)
		International Corporate Bonds—(continued)
		Netherlands—0.63%
EUR	26,750,000	UPC Holding BV 7.75% due 1/15/2014 (b)	$23,827,551
EUR	16,550,000	UPC Holding BV 8.625% due 1/15/2014 (b)	15,268,402
			39,095,953
		United Kingdom—0.02%
GBP	1,000,000	Marks & Spencer 6.38% due 11/7/2011	1,486,735
		Total International Bonds (Cost: $304,187,228)	244,731,333
		Commercial Paper—7.07%
		U.S. Commercial Paper—6.05%
	$12,005,000	AT&T 1.55% due 11/12/2008	11,999,314
	11,400,000	The Clorox Company 5.50% due 11/4/2008	11,394,775
	28,147,000	The Clorox Company 5.50% due 11/6/2008	28,125,499
	13,903,000	The Clorox Company 5.50% due 11/17/2008	13,869,015
	10,454,000	ConocoPhillips Company 1.10% due 11/7/2008	10,452,083
	26,731,000	H.J. Heinz Company 4.30% due 11/10/2008	26,702,264
	22,500,000	H.J. Heinz Company 4.35% due 11/13/2008	22,467,375
	18,985,000	H.J. Heinz Company 4.55% due 11/5/2008	18,975,402
	25,000,000	H.J. Heinz Company 5.00% due 11/7/2008	24,979,167
	15,000,000	Kraft Foods Inc. 4.25% due 11/3/2008	14,996,458
	26,450,000	Kraft Foods Inc. 4.25% due 11/4/2008	26,440,632
	25,000,000	Philip Morris USA 1.40% due 12/2/2008	24,969,861
	15,000,000	Sara Lee 3.75% due 11/5/2008	14,993,750
	18,500,000	Sara Lee 3.75% due 11/6/2008	18,490,365
	24,488,000	Sara Lee 3.80% due 12/8/2008	24,392,361
	53,029,000	Starbucks Corporation 3.00% due 11/3/2008	53,020,162
	30,000,000	Whirlpool Corporation 6.25% due 11/2/2008	29,989,583
		Total U.S. Commercial Paper (Cost: $376,258,066)	376,258,066
		International Commercial Paper—1.02%
		Finland—0.76%
USD	20,996,000	Nokia Corporation 2.20% due 11/18/2008	20,974,187
USD	26,442,000	Nokia Corporation 2.35% due 11/5/2008	26,435,096
			47,409,283
		United Kingdom—0.26%
USD	16,240,000	Diageo Capital Plc 6.00% due 11/6/2008	16,226,467
		Total International Commercial Paper (Cost: $63,635,750)	$63,635,750
		Total Commercial Paper (Cost: $439,893,816)	439,893,816

See Notes to Financial Statements

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Value (Note 1)
Total Investments—95.23% (Cost: $6,185,119,536)	$5,925,742,939
Other assets in excess of liabilities—4.77%	296,997,931
Net Assets—100.00%	$6,222,740,870

Aggregate cost for federal income tax purposes was $6,301,124,016; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$742,304,030
Gross unrealized depreciation	(1,117,685,107)
Net unrealized depreciation	$(375,381,077)

(a)  Non-income producing security/commodity.

(b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)  Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(d)  Security is deemed illiquid. At October 31, 2008, the value of these securities amounted to $24,247,973 or 0.39% of net assets.

(e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At October 31, 2008, the value of these securities amounted to $24,297,973 or 0.39% of net assets.

(f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $23,001,181 or 0.37% of net assets.

(g)  Inflation protected security.

(h)  Held through Financiere Bleue, LLC.

(i)  Defaulted security.

ADR— American Depositary Receipt

RNC— Represents non-voting shares

Currencies

EUR  —  Euro

GBP  —  Pound sterling

SGD  —  Singapore dollar

TWD  —  Taiwan dollar

USD  —  United States dollar

See Notes to Financial Statements

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Affiliated Securities

	Purchases		Sales		Realized	Dividend
Affiliate	Shares	Cost	Shares	Cost	Gain/(Loss)	Income
Ariake Japan Company, Limited	—	—	—	—	—	$554,147
Chofu Seisakusho Company, Limited	444,700	$7,828,182	—	—	—	445,792
Deceuninck	—	—	—	—	—	587,980
Deutsche Wohnen AG	2,047,306	39,841,345	—	—	—	—
FINEL	—	—	—	—	—	211,156
Fuji Seal International, Inc.	553,500	8,770,034	145,300	$2,721,569	($1,171,236)	735,739
Fursys Inc.	—	—	—	—	—	501,043
Gaumont SA	85,012	7,343,774	—	—	—	125,256
Gewiss S.p.A.	657,477	4,346,349	64,784	471,962	(207,501)	738,198
Hankuk Paper Manufacturing Company, Limited	—	—	—	—	—	132,033
Haw Par Corporation Limited	7,075,080	34,061,669	—	—	—	3,656,780
Icom Inc.	—	—	—	—	—	308,138
Japan Wool Textile Company, Limited	5,693,500	44,154,843	—	—	—	354,021
Laurent-Perrier	36,330	3,028,573	14,570	663,000	2,012,667	876,531
Maezawa Kasei Industries Company, Limited	38,000	517,168	—	—	—	616,150
Matsumoto Yushi-Seiyaku Company, Limited	450,000	11,183,186	—	—	—	588,676
Meitec Corporation	—	—	—	—	—	1,788,128
Nissay Dowa General Insurance Company	20,785,230	109,655,110	—	—	—	772,429
Nitto Kohki Company, Limited	570,300	11,863,524	10,000	226,271	(13,610)	1,205,849
Pfeiffer Vacuum Technology AG	—	—	—	—	—	3,555,184
Robertet SA	9,000	1,332,624	—	—	—	672,517
Sansei Yusoki Company, Limited	188,380	1,117,861	—	—	—	221,115
Shimano Inc.	256,000	9,144,700	—	—	—	2,411,027
Shingakukai Company, Limited	434,000	2,565,382	15,400	100,841	(49,074)	135,360
Société Sucrière de Pithiviers-le Vieil	393	288,868	—	—	—	1,379,864
T. Hasegawa Company, Limited	305,100	5,184,041	—	—	—	1,036,114
Tasman Farms	—	—	—	—	—	—
Yomeishu Seizo Company, Limited	1,550,400	14,645,657	—	—	—	239,627
Total					$571,246	$23,848,854

Restricted Securities

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal
FINEL	7/14/99	$9,152,131	—
FINEL 9 1/2% due 6/30/2017	6/22/05	9,649,600	$0.64
FINEL 9 1/2% due 10/15/2017	10/11/05	12,045,000	0.64
First NIS Regional Fund SICAV	11/22/94	1,000,000	0.50
Fregaté	4/30/04	3,620,400	24.30
Third Avenue Global Value Fund L.P.	6/30/97	3,450,000	159.54

See Notes to Financial Statements

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Foreign Currency Exchange Contracts

Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2008	Unrealized Appreciation at October 31, 2008	Unrealized Depreciation at October 31, 2008
1/14/2009	638,835,000	Euro	$1,117,423,481	$812,559,151	$304,864,330	—
1/14/2009	55,208,000	Pound sterling	111,299,975	88,688,505	22,611,470	—
3/4/2009	17,823,768,000	Japanese yen	192,248,770	181,529,352	10,719,418	—
4/8/2009	13,465,000	Euro	10,388,437	17,096,142	—	($6,707,705)
4/8/2009	28,590,000	Swiss franc	25,222,506	24,775,930	446,576
			$1,456,583,169	$1,124,649,080	$338,641,794	($6,707,705)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Equities
Holding Companies	0.09%
Precious Metals	0.68
0.77
International Equities
Consumer Discretionary	9.31
Consumer Staples	10.66
Energy	2.05
Financials	5.51
Health Care	6.61
Holding Companies	5.54
Industrials	17.27
Materials	4.57
Media	3.13
Paper and Forest Products	0.14
Precious Metals	1.98
Real Estate	1.06
Technology and Telecommunications	7.08
Transportation	1.82
76.73
Commodity	6.73
International Bonds
Consumer Discretionary	0.11
Energy	0.02
Government Issues	2.13
Holding Companies	0.12
Industrials	0.03
Media	0.89
Paper and Forest Products	0.63
3.93
Commercial Paper
U.S. Commercial Paper	6.05
International Commercial Paper	1.02
Total Commercial Paper	7.07
Total Investments	95.23%

See Notes to Financial Statements

FUND OVERVIEW

FIRST EAGLE U.S. VALUE FUND  Data as of October 31, 2008 (unaudited)

THE INVESTMENT STYLE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

ASSET ALLOCATION

SECTOR/INDUSTRY

Industrials	13.86%
Technology and Telecommunications	7.80%
Retail	7.08%
Energy	6.84%
Consumer Discretionary	6.83%
Precious Metals	6.72%
Health Care	6.51%
Media	4.97%
Holding Companies	4.90%
Financials	3.61%
Paper & Forest Products	3.25%
Materials	2.25%
Utilities	1.89%
Government Bonds	0.72%
Consumer Staples	0.54%

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (9-04-01)
First Eagle U.S. Value Fund (A Shares)
without sales load	(20.56%)	4.98%	7.70%
with sales load	(24.53%)	3.90%	6.93%
Standard & Poor's 500 Index	(36.10%)	0.26%	(0.38%)
Consumer Price Index	3.66%	3.20%	2.81%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load gives effect to the deduction of the maximum sales load of 5.00%. The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (precious metal)	5.26%
Berkshire Hathaway Inc., Class 'A' (holding company)	4.90%
Sanofi-Aventis ADR (French health care company)	3.41%
Blount International Inc. 8.875% due 8/1/2012 2.90% (outdoor industrial equipment manufacturer)
Cintas Corporation (uniform designer and manufacturer)	2.57%
Wal-Mart Stores Inc. (retail)	2.44%
3M Company (industrial conglomerate)	2.20%
Johnson & Johnson (health care products manufacturer)	2.19%
Apache Corporation (energy company)	2.10%
Blount International Inc. (outdoor industrial equipment manufacturer)	1.99%

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2008

Number of Shares		Value (Note 1)
	U.S. Common and Preferred Stocks—53.49%
	Consumer Discretionary—2.62%
200,640	International Speedway Corporation, Class 'A'	$6,298,090
83,960	McDonald's Corporation	4,863,803
96,632	Weyco Group, Inc.	2,686,370
70,000	Hampshire Group, Limited (a)	339,500
600	St. John Knits International Inc. (a)	14,775
		14,202,538
	Consumer Staples—0.51%
168,915	Seneca Foods Corporation 0% Conv. Pfd. due 12/31/2049 (a)(c)(d)	2,748,247
	Energy—6.84%
138,150	Apache Corporation	11,373,889
197,289	San Juan Basin Royalty Trust	7,309,557
179,560	Helmerich & Payne, Inc.	6,160,704
119,380	Murphy Oil Corporation	6,045,403
84,088	ConocoPhillips Company	4,374,258
27,131	SEACOR Holdings Inc. (a)	1,822,389
		37,086,200
	Financials—3.41%
316,490	American Express Company	8,703,475
210,535	Willis Group Holdings Limited	5,524,438
49,620	Mercury General Corporation	2,548,979
78,360	Legg Mason, Inc.	1,738,808
		18,515,700
	Health Care—3.07%
193,660	Johnson & Johnson	11,879,104
90,840	Wellpoint Inc. (a)	3,530,951
40,000	Dentsply International Inc.	1,215,200
		16,625,255
	Holding Companies—4.90%
230	Berkshire Hathaway Inc., Class 'A' (a)	26,562,700
	Industrials—10.30%
587,750	Cintas Corporation	13,929,675
185,260	3M Company	11,912,218
1,239,695	Blount International, Inc. (a)	10,772,950
290,862	UniFirst Corporation	9,490,827

See Notes to Financial Statements

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	U.S. Common and Preferred Stocks—(continued)
	Industrials—(continued)
71,270	Alliant Techsystems (a)	$5,882,626
330,220	UTI Worldwide, Inc.	3,883,387
		55,871,683
	Materials—0.68%
67,770	Vulcan Materials Company	3,678,556
	Media—3.34%
440,165	Comcast Corporation-Special Class 'A'	6,787,344
245,760	Ascent Media Group, LLC (a)	6,215,270
336,742	Liberty Interactive (a)	1,643,301
102,830	CBS Corporation, Class 'B'	998,479
58,216	Liberty Entertainment (a)	937,278
72,795	News Corporation, Class 'A'	774,539
33,410	Viacom Inc. (a)	675,550
14,554	Liberty Capital (a)	99,113
		18,130,874
	Paper and Forest Products—3.25%
168,900	Rayonier Inc.	5,587,212
126,157	Plum Creek Timber Company, Inc.	4,703,133
101,090	WeyerHaeuser Company	3,863,660
76,500	Deltic Timber Corporation	3,484,575
		17,638,580
	Precious Metals—1.46%
300,642	Newmont Mining Corporation Holding Company	7,918,910
	Real Estate— 0.01%
8,000	LandCo LLC (a)(b)(c)(d)	27,840
	Retail—7.08%
237,034	Wal-Mart Stores, Inc.	13,228,868
172,800	Costco Wholesale Corporation	9,851,328
264,430	The Home Depot Inc.	6,237,904
274,366	Barnes & Noble, Inc.	5,180,030
143,090	Tiffany & Company	3,927,821
		38,425,951

See Notes to Financial Statements

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	Technology and Telecommunications—4.13%
425,745	Microsoft Corporation	$9,506,886
248,460	Linear Technology Corporation	5,635,073
291,304	Intel Corporation	4,660,864
203,745	Dell Inc. (a)	2,475,502
150,000	Sanmina-SCI Corporation (a)	112,500
		22,390,825
	Utilities—1.89%
194,840	IDACORP, Inc.	5,194,434
88,100	CalEnergy Capital Trust 6.5% Conv. Pfd.	3,964,500
40,000	Hawaiian Electric Industries, Inc.	1,064,800
		10,223,734
	Total U.S. Common and Preferred Stocks (Cost: $320,756,886)	290,047,593
	International Common Stocks— 4.77%
	Canada—0.80%
299,997	Franco-Nevada	4,317,457
	France—3.41%
585,440	Sanofi-Aventis ADR	18,511,613
	United Kingdom—0.56%
134,630	Amdocs Limited (a)	3,037,253
	Total International Common Stocks (Cost: $33,046,157)	25,866,323
	Total Common and Preferred Stocks (Cost: $353,803,043)	315,913,916
Ounces
	Commodity—5.26%
39,366	Gold bullion (a) (Cost: $22,847,023)	28,514,745
Principal Amount
	U.S. Notes and Bonds—12.58%
	U.S. Treasury Note—0.72%
$4,128,661	U.S. Treasury Inflation Index Note 2.375% due 4/15/2011 (e)	3,915,457
	U.S. Notes and Bonds—11.86%
500,000	American Standard Companies Inc. 8.25% due 6/1/2009	506,747
814,345	Avis Budget Car Rental LLC 7.625% due 5/15/2014	297,236
600,000	Bausch & Lomb Inc. 7.125% due 8/1/2028 (d)	150,000
8,000,000	Beazer Homes USA, Inc. 8.625% due 5/15/2011	5,240,000

See Notes to Financial Statements

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Principal Amount		Value (Note 1)
	Notes and Bonds—(continued)
	U.S. Notes and Bonds —(continued)
$18,300,000	Blount International Inc. 8.875% due 8/1/2012	$15,738,000
1,000,000	Briggs & Stratton Corporation 8.875% due 3/15/2011	950,000
250,000	Elizabeth Arden Inc. 7.75% due 1/15/2014	181,250
1,075,000	GATX Corporation 8.875% due 6/1/2009	1,046,849
250,000	Jostens, Inc. 10.25% due 12/1/2013 (a)	173,750
5,000,000	Lear Corporation 8.75% due 12/1/2016	1,875,000
6,862,000	Level 3 Financing, Inc. 9.25% due 11/1/2014	3,945,650
4,250,000	Mueller Water Products 7.375% due 6/1/2017	2,805,000
2,000,000	Pulte Homes, Inc. 6.25% due 2/15/2013	1,510,000
3,800,000	Sanmina-SCI Corporation 6.75% due 3/1/2013	2,603,000
2,000,000	Sanmina-SCI Corporation 8.125% due 3/1/2016	1,270,000
6,319,000	Sealy Mattress Company 8.25% due 6/15/2014	3,601,830
12,786,000	Sirius Satellite Radio Inc. 9.625% due 8/1/2013	4,027,590
1,000,000	Texas Industries, Inc. 7.25% due 7/15/2013	790,000
14,966,000	Tronox Worldwide LLC 9.50% due 12/1/2012	3,367,350
8,808,000	Valassis Communications, Inc 8.25% due 3/1/2015	4,800,360
5,424,000	Yankee Acquisition Corporation 8.50% due 2/15/2015	3,091,680
12,697,000	Yankee Acquisition Corporation 9.75% due 2/15/2017	6,364,371
		64,335,663
	Total U.S. Notes and Bonds (Cost: $113,415,591)	68,251,120
	International Corporate Bonds—1.67%
	Canada—1.67%
3,520,000	Celestica Inc. 7.625% 7/1/2013	2,868,800
6,814,000	Celestica Inc. 7.875% 7/1/2011	6,166,670
	Total International Corporate Bonds (Cost: $9,910,897)	9,035,470
	Total Notes and Bonds (Cost: $123,326,488)	77,286,590
	Commercial Paper—20.82%
	U.S. Commercial Paper—19.11%
9,705,000	The Clorox Company 5.50% due 11/6/2008	9,697,586
9,682,000	CME Group Inc. 2.25% due 11/7/2008	9,677,966
13,546,000	ConocoPhillips Company 1.10% due 11/7/2008	13,543,517
8,886,000	Kraft Foods Inc. 4.25% due 11/3/2008	8,883,902
3,216,000	Kraft Foods Inc. 3.80% due 11/18/2008	3,210,229
8,000,000	Sara Lee Corporation 3.75% due 11/6/2008	7,995,833
9,001,000	Sara Lee Corporation 3.50% due 11/19/2008	8,985,248
25,000,000	Starbucks Corporation 3.00% due 11/3/2008	24,995,833
16,667,000	The Dow Chemical Company 5.45% due 11/3/2008	16,661,954
	Total U.S. Commercial Paper (Cost: $103,652,068)	103,652,068

See Notes to Financial Statements

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Principal Amount			Value (Note 1)
		Commercial Paper—(continued)
		International Commercial Paper—1.71%
		Switzerland—1.71%
USD	9,264,000	Novartis 1.74% due 11/12/2008 (Cost: $9,259,075)	$9,259,075
		Total Commercial Paper (Cost: $112,911,143)	112,911,143
		Total Investments—98.59% (Cost: $612,887,697)	534,626,394
		Other assets in excess of liabilities—1.41%	7,660,778
		Net assets—100.00%	$542,287,172

Aggregate cost for federal income tax purposes was $612,036,454; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$30,059,882
Gross unrealized depreciation	(107,469,942)
Net unrealized depreciation	($77,410,060)

(a)  Non-income producing security.

(b)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At October 31, 2008, the value of these securities amounted to $27,840 or less than 0.01% of net assets.

(c)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $2,776,087 or 0.51% of net assets.

(d)  Security is deemed illiquid. At October 31, 2008, the value of these securities amounted to $2,926,087 or 0.54% of net assets.

(e)  Inflation protected security.

ADR— American Depositary Receipt

Restricted Security

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal
LandCo LLC	9/6/2006	$27,840	$3.48

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Equities
Consumer Discretionary	2.62%
Consumer Staples	0.51
Energy	6.84
Financials	3.41
Health Care Services	3.07
Holding Companies	4.90
Industrials	10.30
Materials	0.68
Media	3.34
Paper and Forest Products	3.25
Precious Metals	1.46
Real Estate	0.01
Retail	7.08
Technology and Telecommunications	4.13
Utilities	1.89
Total U.S. Equities	53.49%

See Notes to Financial Statements

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Equities
Health Care Services	3.41%
Technology and Telecommunications	0.56
Materials	0.80
Total International Equities	4.77
Commodity	5.26
Notes and Bonds
Government Issues	0.72
Consumer Discretionary	4.21
Consumer Staples	0.03
Financials	0.19
Health Care Services	0.03
Industrials	3.56
Materials	0.77
Media	1.63
Technology and Telecommunications	3.11
Total Notes and Bonds	14.25
Commercial Paper
U.S. Commercial Paper	19.11
International Commercial Paper	1.71
Total Commercial Paper	20.82
Total Investments	98.59%

See Notes to Financial Statements

FUND OVERVIEW

FIRST EAGLE GOLD FUND  Data as of October 31, 2008 (unaudited)

THE INVESTMENT STYLE

The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.

ASSET ALLOCATION

COUNTRIES

United States	45.51%
Canada	21.15%
South Africa	17.24%
Australia	7.56%
Mexico	2.75%
United Kingdom	0.96%

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	(41.56%)	4.56%	13.06%
with sales load	(44.48%)	3.49%	12.63%
FTSE Gold Mines Index	(52.65%)	(2.02%)	2.96%
MSCI World Index	(41.85%)	1.73%	0.77%
Consumer Price Index	3.66%	3.20%	2.82%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load give effect to the deduction of the maximum sales load of 3.75%for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (United States)	35.64%
Randgold Resources Limited ADR (South Africa)	6.19%
Royal Gold Inc. (United States)	5.33%
Gold Fields Limited ADR (South Africa)	4.56%
Newmont Mining Corporation Holding Company (United States)	4.54%
Kinross Gold Corporation (Canada)	3.99%
Newcrest Mining Limited (Australia)	3.93%
Harmony Gold Mining Company Limited ADR (South Africa)	3.63%
Barrick Gold Corporation (Canada)	3.24%
IAMGOLD Corporation (Canada)	2.96%

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS

October 31, 2008

Number of Shares		Value (Note 1)
	Common Stocks—58.16%
	International Common Stocks—48.29%
	Australia—7.56%
1,875,270	Newcrest Mining Limited	$25,915,338
13,608,205	Lihir Gold Limited (a)	17,630,523
2,881,247	Kingsgate Consolidated Limited (a)	4,977,183
1,485,330	Independence Group NL	1,391,463
		49,914,507
	Canada—21.15%
2,526,482	Kinross Gold Corporation	26,351,207
941,104	Barrick Gold Corporation	21,381,883
5,871,622	IAMGOLD Corporation	19,572,073
1,027,800	Goldcorp Inc.	19,178,748
2,136,414	Minefinders Corporation (a)	10,521,839
475,753	Franco-Nevada Corporation	6,846,879
1,416,209	Yamana Gold Inc.	6,786,001
4,474,350	Aurizon Mines Limited (a)	6,525,094
1,664,518	NovaGold Resources Inc. (a)	4,743,876
2,307,906	Dundee Precious Metals, Inc., Class 'A' (a)	4,615,812
1,787,980	Richmont Mines, Inc. (a)(b)	2,979,967
881,650	Gammon Gold Inc. (a)	2,968,222
2,537,361	New Gold Inc. (a)	2,960,254
98,763	Agnico-Eagle Mines Limited	2,737,381
747,390	European Goldfields Limited (a)	940,466
1,090,750	Etruscan Resources Inc. (a)	518,106
		139,627,808
	Mexico—2.75%
2,009,860	Industrias Peñoles, SAB de C.V.	18,147,347
	South Africa—15.87%
1,316,860	Randgold Resources Limited ADR	40,835,829
4,522,444	Gold Fields Limited ADR	30,074,253
3,279,103	Harmony Gold Mining Company Limited ADR (a)	23,970,243
543,669	AngloGold Ashanti Limited ADR	9,921,959
		104,802,284
	United Kingdom—0.96%
192,464	Anglo American Plc	4,761,760
814,630	Fresnillo Plc	1,606,332
		6,368,092
	Total International Common Stocks (Cost: $422,899,452)	318,860,038

See Notes to Financial Statements

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares			Value (Note 1)
		Common Stocks—(continued)
		U.S. Common Stocks—9.87%
		United States—9.87%
	1,221,101	Royal Gold, Inc.	$35,204,342
	1,136,987	Newmont Mining Corporation Holding Company	29,948,238
		Total U.S. Common Stocks (Cost: $71,572,692)	65,152,580
		Total Common Stocks (Cost: $494,472,144)	384,012,618
		Warrants—0.00%
	400,000	Canyon Resources Corporation warrants exp 12/01/2008 (a)(c)(d)(e) (Cost: $0)	—
Principal Amount
		International Bond—1.37%
		South Africa—1.37%
USD	10,000,000	AngloGold Ashanti Limited 2.375% due 2/27/2009 (f) (Cost: $9,023,259)	9,020,000
Ounces
		Commodity—35.64%
	324,877	Gold bullion (a) (Cost: $140,331,567)	235,324,997
Principal Amount
		U.S. Commercial Paper—4.50%
	$14,929,000	Kraft Foods Inc. 4.25% due 11/3/2008	14,925,475
	14,821,000	Starbucks Corporation 3.00% due 11/3/2008	14,818,530
		Total U.S. Commercial Paper (Cost: $29,744,005)	29,744,005
		Total Investments—99.67% (Cost: $673,570,975)	658,101,620
		Other assets in excess of liabilities—0.33%	2,181,396
		Net Assets—100.00%	$660,283,016

Aggregate cost for federal income tax purposes was $683,450,359; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$136,632,107
Gross unrealized depreciation	(161,980,846)
Net unrealized depreciation	($25,348,739)

(a)  Non-income producing security/commodity.

(b)  Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(c)  Security is deemed illiquid. At October 31, 2008, the value of these securities amounted to $0 or 0.00% of net assets.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $0 or 0.00% of net assets.

See Notes to Financial Statements

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

(e)    Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At October 31, 2008, the value of these securities amounted to $0 or 0.00% of net assets.

(f)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S. or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

Affiliated Security

	Sale		Realized
Affiliate	Share	Cost	(Loss)
Richmont Mines, Inc.	10,500	$55,288	($14,185)

Restricted Security

Security	Acquisition Date	Cost	Carrying Value Per Security
Canyon Resources Corporation warrants exp 12/1/2008	12/16/2005	—	—

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Equities
Precious Metals	48.29%
U.S. Equities
Precious Metals	9.87
Commodity	35.64
International Bonds
Precious Metals	1.37
Commercial Paper
U.S. Commercial Paper	4.50
Total Investments	99.67%

See Notes to Financial Statements

Harold Levy

FIRST EAGLE FUND OF AMERICA

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

In our last few letters we noted that we expected the financial sector to be in deep stress and that the consumer sector would also suffer, but hoped that the fallout could be confined there. We believed the other sectors of the economy wouldn't be immune, but would not suffer nearly the same fate. That logic held until Lehman Brothers was allowed to fail and the cataclysmic seizing up of credit and capital markets throughout the world. We understand all the issues involved in propping up a practitioner of mindless leveraging, but felt that implications of not doing it were too severe. We must now deal with the consequences.

It is not an exaggeration to say that no one in at least the last 35 years has seen a financial environment like this. Furthermore, we see no easy fixes to a loss of confidence and the need to deleverage.

So what are we doing? We know that eventually economic conditions will improve and that confidence in financial markets will not be far behind, but we don't know when. Therefore, while we always stress balance sheets and free cash flow our emphasis today is even stronger. Investments today have to pass these tests even in the face of severely stressed financial markets and economic activity. We want to be confident that our companies will be there to enjoy the fruits of the investment and not the creditors.

The conditions we face today are extraordinarily difficult yet we find the opportunities given current valuations as compelling as we have ever seen. We have significant cash and are prepared for a rocky, though we hope eventually very rewarding, couple of years.

Sincerely,

Harold Levy
Portfolio Manager

December 2008

First Eagle Fund of America Class Y will only accept additional investments from existing shareholders. However, Class A and Class C remain open to all investors.

Past performance is no guarantee of future results. Portfolio is actively managed. Portfolio and opinions expressed herein are subject to change.

FUND OVERVIEW

FIRST EAGLE FUND OF AMERICA  Data as of October 31, 2008 (unaudited)

THE INVESTMENT STYLE

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks long-term capital appreciation. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

ASSET ALLOCATION

SECTOR/INDUSTRY*

Materials	15.30%
Energy	14.54%
Technology and Telecommunications	14.63%
Industrials	9.06%
Pharmaceuticals	6.44%
Health Care Services	6.11%
Biotechnology	2.78%
Consumer Discretionary	1.69%
Consumer Staples	1.49%

*percentages exclude option positions.

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America
(Y Shares)	(29.23%)	4.59%	5.85%
Standard & Poor's 500 Index	(36.10%)	0.26%	0.40%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses. The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

TOP 10 HOLDINGS

General Dynamics Corporation (aerospace and defense manufacturer)	3.86%
Devon Energy Corporation (energy company)	3.72%
Valeant Pharmaceuticals International (pharmaceuticals company)	3.60%
Dresser-Rand Group Inc. (oilfield services and equipment)	3.34%
Praxair Inc. (specialty chemicals)	3.26%
Crown Holdings Inc. (containers and packaging manufacturer)	3.03%
DST Systems Inc. (data processing services provider)	2.92%
Precision Castparts Corporation (metal components manufacturer)	2.87%
Amgen Inc. (biotechnology company)	2.78%
Ball Corporation (containers and packaging manufacturer)	2.62%

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS

October 31, 2008

Number of Shares		Value (Note 1)
	U.S. Common and Preferred Stocks—68.62%
	Biotechnology—2.78%
319,820	Amgen Inc. (a)(b)	$19,154,020
	Consumer Discretionary—1.69%
228,290	The Stanley Works	7,474,215
190,090	The DIRECTV Group, Inc. (a)(b)	4,161,070
		11,635,285
	Consumer Staples—1.49%
470,990	Dean Foods Company (a)	10,295,841
	Energy—14.19%
316,980	Devon Energy Corporation (b)	25,631,002
1,026,330	Dresser-Rand Group Inc. (a)(b)	22,989,792
816,470	Teekay Corporation	17,431,634
707,165	Atlas America Inc.	16,201,150
487,750	Denbury Resources Inc. (a)	6,199,302
373,150	McMoRan Exploration Company (a)	5,294,999
190,830	Teekay Tankers Limited	2,318,585
135,200	Teekay Offshore Partners LP	1,710,280
		97,776,744
	Health Care Services—3.94%
295,190	Edwards Lifesciences Corporation (a)(b)	15,597,840
264,400	Chemed Corporation	11,578,076
		27,175,916
	Industrials—9.06%
440,490	General Dynamics Corporation (b)	26,570,357
304,800	Precision Castparts Corporation (b)	19,754,088
966,790	DynCorp International Inc. (a)	12,780,964
88,800	Rockwell Collins, Inc.	3,306,024
		62,411,433
	Technology and Telecommunications—13.73%
496,418	DST Systems Inc. (a)	20,144,642
1,874,377	L-1 Identity Solutions, Inc. (a)	15,369,891
3,388,946	LSI Corporation (a)	13,047,442
496,800	Agilent Technologies Inc. (a)	11,023,992
1,142,462	General Communication Inc. (a)	8,774,108
988,550	Nvidia Corporation (a)	8,659,698
1,844,580	Atmel Corporation (a)	7,655,007
230,770	Leap Wireless International Inc. (a)	6,470,791

See Notes to Financial Statements

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	U.S. Common and Preferred Stocks (continued)
	Technology and Telecommunications—(continued)
244,100	Savvis Communications (a)	$2,099,260
208,400	Global Crossing Limited (a)	1,387,944
		94,632,775
	Materials—15.30%
344,530	Praxair, Inc. (b)	22,446,129
1,033,250	Crown Holdings Inc. (a)(b)	20,850,985
526,930	Ball Corporation (b)	18,021,006
348,770	Eastman Chemical Company (b)	14,086,820
536,720	Celanese Corporation, Series 'A'	7,438,939
343,560	Eagle Materials Inc.	6,084,448
336,270	Valspar Corpoartion (b)	6,876,722
318,700	Packaging Corporation of America (b)	5,363,721
112,380	Owens-Illinois, Inc. (a)	2,571,254
135,200	Rockwood Holdings, Inc. (a)	1,669,720
		105,409,744
	Pharmaceuticals—6.44%
1,321,650	Valeant Pharmaceuticals International (a)(b)	24,807,371
1,434,150	PDL BioPhama, Inc.	13,982,963
1,119,443	Enzon Pharmaceuticals, Inc. (a)	5,563,632
		44,353,966
	U.S. Total Common and Preferred Stocks (Cost: $588,949,054)	472,845,724
	International Common Stocks—3.42%
	Canada—1.48%
728,362	MDS Inc.(a)	7,749,772
3,151,510	UTS Energy Corporation (a)	2,416,158
		10,165,930
	Singapore—0.90%
429,200	Verigy Limited (a)(b)	6,223,400
	United Kingdom—1.04%
181,274	Shire Plc ADR	7,151,259
	Total International Common Stocks (Cost: $41,051,978)	23,540,589
	Warrants—0.00%
1,470,588	Regen Biologics Inc. (a)(c)(d)(e) (Cost: $0)	—

See Notes to Financial Statements

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Number of Shares		Value (Note 1)
	U.S. Government Obligations—26.83%
100,000,000	United States Treasury Bill 0.62% due 12/11/2008	$99,950,000
85,000,000	United States Treasury Bill 0.43% due 1/2/2009	84,956,083
	Total U.S. Government Obligations (Cost: $184,906,083)	184,906,083
	Total Investment Portfolio Excluding Options Written (Cost: $814,907,115)	681,292,396

Contracts		Expiration Date	Value
	Covered Call Options Written—(0.94%)
330	Amgen Inc. @ $52.5	Nov 2008	(297,000)
656	Amgen Inc. @ $55	Dec 2008	(455,920)
154	Amgen Inc. @ $60	Nov 2008	(39,886)
577	Amgen Inc. @ $60	Dec 2008	(250,995)
827	Ball Corporation @ $35	Nov 2008	(132,320)
196	Ball Corporation @ $35	Dec 2008	(52,430)
354	Crown Holdings Inc. @ $17.5	Nov 2008	(111,510)
160	Crown Holdings Inc. @ $22.5	Dec 2008	(16,800)
354	Crown Holdings Inc. @ $20	Nov 2008	(47,790)
743	Devon Energy Corporation @ $70	Nov 2008	(1,025,340)
127	Devon Energy Corporation @ $105	Nov 2008	(3,493)
235	Devon Energy Corporation @ $100	Nov 2008	(19,975)
65	Devon Energy Corporation @ $95	Nov 2008	(10,075)
1,047	Devon Energy Corporation @ $90	Nov 2008	(308,865)
329	Devon Energy Corporation @ $80	Nov 2008	(200,690)
623	Devon Energy Corporation @ $75	Nov 2008	(632,345)
1,728	The DIRECTV Group, Inc. @ $22.5	Nov 2008	(226,368)
644	Dresser-Rand Group Inc @ $20	Nov 2008	(215,740)
322	Dresser-Rand Group Inc @ $22.5	Dec 2008	(84,525)
211	Dresser-Rand Group Inc @ $40	Nov 2008	(3,165)
119	Dresser-Rand Group Inc @ $35	Nov 2008	(1,190)
959	Dresser-Rand Group Inc @ $22.5	Nov 2008	(134,260)
157	Eastman Chemical Company @ $45	Nov 2008	(11,775)
170	Eastman Chemical Company @ $40	Dec 2008	(61,200)
590	Edwards Lifesciences Corporation @ $60	Nov 2008	(22,125)
741	General Dynamics Corporation @ $55	Nov 2008	(503,880)
112	General Dynamics Corporation @ $60	Dec 2008	(61,600)
103	General Dynamics Corporation @ $90	Nov 2008	(515)
196	General Dynamics Corporation @ $85	Nov 2008	(1,960)
235	General Dynamics Corporation @ $80	Nov 2008	(2,350)
228	General Dynamics Corporation @ $65	Nov 2008	(36,024)
572	General Dynamics Corporation @ $60	Nov 2008	(228,800)

See Notes to Financial Statements

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Contracts		Expiration Date	Value
	Covered Call Options Written—(continued)
975	Packaging Corporation of America @ $17.5	Nov 2008	$(58,500)
2,212	Packaging Corporation of America @ $17.5	Dec 2008	(210,140)
259	Praxair, Inc. @ $65	Nov 2008	(102,305)
106	Praxair, Inc. @ $65	Dec 2008	(55,120)
106	Praxair, Inc. @ $60	Dec 2008	(89,570)
178	Praxair, Inc. @ $85	Nov 2008	(2,670)
113	Praxair, Inc. @ $80	Nov 2008	(2,260)
211	Praxair, Inc. @ $70	Nov 2008	(37,453)
107	Precision Castparts Corporation @ $60	Dec 2008	(100,580)
208	Precision Castparts Corporation @ $65	Dec 2008	(145,600)
2,260	Valeant Pharmaceuticals International @ $17.5	Nov 2008	(339,000)
397	Valeant Pharmaceuticals International @ $17.5	Dec 2008	(71,460)
346	Valspar Corporation @ $20	Dec 2008	(64,010)
1,000	Verigy Limited @ $20	Nov 2008	(10,000)
	Total Covered Call Options Written (Cost: $7,422,821)		(6,489,579)
	Total Investment Portfolio—97.93% (Cost: $807,484,294)		674,802,817
	Other assets in excess of liabilities—2.07%		14,241,280
	Net Assets—(100.00%)		$689,044,097

Aggregate cost for federal income tax purposes, excluding options written, was $816,263,527; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$19,040,342
Gross unrealized depreciation	(154,011,473)
Net unrealized depreciation	($134,971,131)

(a)  Non-income producing security.

(b)  At October 31, 2008 all or a portion of this security was segregated to cover collateral requirement for options.

(c)  Security is deemed illiquid. At October 31, 2008, the value of these securities amounted to $0 or 0% of net assets.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $0 or 0% of net assets.

(e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At October 31, 2008, the value of these securities amounted to $0 or 0.00% of net assets.

ADR—American Depositary Receipt

See Notes to Financial Statements

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2008

Restricted Security

Security	Acquisition Date	Cost	Carrying Value Per Security
Regen Biologics Inc. - Warrants	7/14/2005	—	—

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Equities
Biotechnology	2.78%
Consumer Discretionary	1.69
Consumer Staples	1.49
Energy	14.19
Health Care Services	3.94
Industrials	9.06
Technology and Telecommunications	13.73
Materials	15.30
Pharmaceuticals	6.44
Total U.S. Equities	68.62
International Equities
Energy	0.35
Health Care Services	2.17
Technology and Telecommunications	0.90
Total International Equities	3.42
U.S. Government Obligations
U.S. Treasury Bills	26.83
Total U.S. Government Obligations	26.83
Covered Call Options Written	(0.94)
Total Investments	97.93%

See Notes to Financial Statements

FIRST EAGLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2008

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America
Assets:
Investments in: (Note 1)
Unaffiliated issuers, at value (cost: $14,815,603,251, $5,171,436,474, $612,887,697, $667,842,858 and $814,907,115, respectively )	$13,084,793,204	$4,992,416,940	$534,626,394	$655,121,653	$681,292,396
Affiliated issuers, at value (cost: $4,295,642,259, $1,013,683,062, $0, $5,728,117 and $0, respectively)	3,606,343,149	933,325,999	—	2,979,967	—
	16,691,136,353	5,925,742,939	534,626,394	658,101,620	681,292,396
Cash	1,399,851	282,828	576	938	12,609,820
Foreign cash (cost: $1,749,518 and $680,711, respectively)	1,739,889	675,307	—	—	—
Receivable for forward currency contracts held, at value (Note 1)	585,844,642	338,641,794	—	—	—
Receivable for investment securities sold	8,109,288	7,763,576	233,646	2,302,110	13,860,864
Receivable for premiums for written options	—	—	—	—	1,370,888
Receivable for Fund shares sold	38,345,072	14,646,142	6,264,384	4,980,281	2,241,611
Accrued interest and dividends receivable	54,999,621	21,120,272	3,606,229	53,600	231,010
Investment for trustee deferred compensation plan (Note 2)	363,090	397,308	102,896	28,776	225,952
Other assets	175,525	75,153	5,250	10,850	75,294
Total Assets	17,382,113,331	6,309,345,319	544,839,375	665,478,175	711,907,835
Liabilities:
Options written, at value (premiums received $7,422,821) (Note 3)	—	—	—	—	6,489,579
Payable for Fund shares redeemed	38,388,902	65,031,945	1,657,638	1,701,050	561,913
Payable for investment securities purchased	12,624,926	5,155,272	—	2,254,413	14,542,357
Payable for forward currency contracts held, at value (Note 1)	—	6,707,705	—	—	—
Investment advisory fees payable (Note 2)	11,373,173	4,137,106	340,396	470,000	586,209
Administrative costs payable (Note 2)	303,285	110,323	9,077	12,533	11,724
Distribution fees payable (Note 4)	5,159,272	1,267,497	162,893	190,732	172,131
Services fees payable (Note 4)	1,008,103	162,361	35,578	25,543	12,789
Trustee deferred compensation plan (Note 2)	363,090	397,308	102,896	28,776	225,952
Accrued expenses and other liabilities	8,065,018	3,634,932	243,725	512,112	261,084
Total Liabilities	77,285,769	86,604,449	2,552,203	5,195,159	22,863,738
Net Assets:
Capital stock (par value, $0.001 per share)	503,742	360,924	42,570	44,548	36,335
Capital surplus	18,663,752,698	6,037,392,533	605,896,120	638,773,506	783,252,689
Net unrealized appreciation (depreciation) on:
Investments	(2,420,109,157)	(259,376,597)	(78,261,303)	(15,469,355)	(133,614,719)
Foreign currency related translation	586,383,899	332,055,636	—	—	—
Written Options	—	—	—	—	933,242
Undistributed net realized gains on investments	523,258,648	224,741,501	5,656,937	45,650,936	38,470,568
Undistributed net investment income (loss)	(48,962,268)	(112,433,127)	8,952,848	(8,716,619)	(34,018)
Net Assets	$17,304,827,562	$6,222,740,870	$542,287,172	$660,283,016	$689,044,097

See Notes to Financial Statements

FIRST EAGLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2008

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America
Class A:
Net assets	$9,784,279,104	$3,517,947,825	$271,020,805	$480,297,625	$126,971,255
Shares outstanding	284,037,426	204,358,225	21,252,796	32,342,731	6,710,466
Net asset value per share and redemption proceeds per share	$34.45	$17.21	$12.75	$14.85	$18.92
Offering price per share (NAV) per share plus maximum sales charge)	$36.26	$18.12	$13.42	$15.63	$19.92
Class I:
Net assets	$2,897,510,254	$1,968,282,417	$103,643,784	$70,499,798	—
Shares outstanding	83,700,318	113,057,598	8,043,620	4,707,046	—
Net asset value per share and redemption proceeds per share	$34.62	$17.41	$12.89	$14.98	—
Class C:
Net assets	$4,623,038,204	$736,510,628	$167,622,583	$109,485,593	$61,293,510
Shares outstanding	136,004,142	43,507,684	13,273,566	7,498,611	3,576,662
Net asset value per share and redemption proceeds per share	$33.99	$16.93	$12.63	$14.60	$17.14
Class Y:
Net assets	—	—	—	—	$500,779,332
Shares outstanding	—	—	—	—	26,047,958
Net asset value per share and redemption proceeds per share	—	—	—	—	$19.23

See Notes to Financial Statements

FIRST EAGLE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2008

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America
Investment Income:
Income:
Interest	$184,767,311	$56,364,242	$14,104,418	$630,347	$1,041,241
Dividends from: (net of $33,319,697, $21,374,904 $145,119, $254,859, $7,860, foreign taxes withheld, respectively)
Unaffiliated issuers	280,902,745	161,060,974	6,882,596	8,340,783	10,047,171
Affiliated issuers	101,231,815	23,848,854	—	—	—
Other Income	66,558	44,434	92,482	18,081	66,872
Total income	566,968,429	241,318,504	21,079,496	8,989,211	11,155,284
Expenses:
Investment advisory fees (Note 2)	162,361,713	67,137,015	4,541,725	8,278,266	8,436,675
Administrative costs (Note 2)	4,399,603	1,860,199	124,282	222,837	171,742
Distribution fees (Note 4)
Class A	31,595,423	12,651,404	748,133	2,022,950	262,042
Class C	41,967,121	7,770,840	1,541,628	1,351,923	485,101
Class Y	—	—	—	—	1,685,426
Service fees - Class C (Note 4)	13,989,041	2,590,280	513,876	450,641	161,700
Shareholder servicing agent fees	17,559,798	6,903,946	798,198	1,304,794	856,247
Custodian fees	3,515,731	2,515,071	39,085	315,536	33,770
Shareholder reporting fees	1,668,931	684,077	73,937	117,049	65,829
Accounting fees	1,031,458	476,238	31,277	58,182	42,382
Trustees' fees	686,352	299,360	19,403	39,323	26,597
Insurance fees	349,475	168,069	9,855	20,090	12,963
Registration and filing fees	466,146	191,895	91,451	104,225	103,374
Professional fees	637,773	324,926	58,586	98,656	77,273
Miscellaneous fees	96,171	49,743	2,865	4,998	15,348
Total expenses	280,324,736	103,623,063	8,594,301	14,389,470	12,436,469
Expense reductions due to earnings credits (Note 1)	(533,096)	(255,934)	(15,915)	(25,914)	(87,329)
Net expenses	279,791,640	103,367,129	8,578,386	14,363,556	12,349,140
Net investment income (loss) (Note 1)	287,176,789	137,951,375	12,501,110	(5,374,345)	(1,193,856)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency, Commodity, Related Transactions and Written Options (Note 1 ):
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	729,054,265	403,914,475	6,454,122	46,663,522	29,829,394
Investment transactions of affiliated issuers	(10,688,043)	571,246	—	(14,185)	—
Commodity related transactions	—	17,678,751	—	5,398,505	—
Foreign currency related transactions	(146,558,499)	(108,490,159)	(387)	(171,031)	—
Written Options	—	—	—	—	18,132,934
	571,807,723	313,674,313	6,453,735	51,876,811	47,962,328
Change in unrealized appreciation (depreciation) of:
Investments	(7,390,397,046)	(3,541,767,620)	(154,116,250)	(530,308,205)	(341,235,383)
Foreign currency related translation	658,774,656	396,825,008	—	—	—
Written Options	—	—	—	—	2,847,653
	(6,731,622,390)	(3,144,942,612)	(154,116,250)	(530,308,205)	(338,387,730)
Net realized and unrealized losses on investments, foreign currency, commodity, related transactions and written options	(6,159,814,667)	(2,831,268,299)	(147,662,515)	(478,431,394)	(290,425,402)
Net Decrease in Net Assets Resulting from Operations	($5,872,637,878)	($2,693,316,924)	($135,161,405)	($483,805,739)	($291,619,258)

See Notes to Financial Statements

FIRST EAGLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	First Eagle Global Fund		First Eagle Overseas Fund		First Eagle U.S. Value Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2008	2007	2008	2007	2008	2007
Operations:
Net investment income (loss)	$287,176,789	$262,550,196	$137,951,375	$178,924,456	$12,501,110	$11,885,737
Net realized gain from investments, foreign currency, commodity, related transactions and written options	571,807,723	2,229,151,330	313,674,313	1,483,048,927	6,453,735	27,345,319
Change in unrealized appreciation (depreciation) of investments, foreign currency translation and written options	(6,731,622,390)	753,238,101	(3,144,942,612)	248,570,641	(154,116,250)	28,496,843
Net increase (decrease) in net assets resulting from operations	(5,872,637,878)	3,244,939,627	(2,693,316,924)	1,910,544,024	(135,161,405)	67,727,899
Distributions to Shareholders:
Dividends paid from net investment income
Class A	(279,366,208)	(301,070,902)	(180,189,537)	(188,065,434)	(5,722,863)	(4,872,278)
Class I	(74,255,465)	(73,681,966)	(121,691,715)	(140,397,151)	(2,101,375)	(2,366,582)
Class C	(76,410,477)	(92,074,155)	(28,086,827)	(29,278,838)	(2,651,972)	(2,072,633)
Class Y	—	—	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	(1,149,497,548)	(890,383,733)	(652,293,124)	(474,701,910)	(12,287,319)	(10,814,242)
Class I	(273,763,609)	(199,381,200)	(406,827,856)	(329,439,371)	(3,944,580)	(4,725,972)
Class C	(481,349,457)	(374,703,576)	(133,975,356)	(95,188,701)	(9,027,699)	(6,912,351)
Class Y	—	—	—	—	—	—
Decrease in net assets resulting from distributions	(2,334,642,764)	(1,931,295,532)	(1,523,064,415)	(1,257,071,405)	(35,735,808)	(31,764,058)
Fund Share Transactions (Note 7):
Net proceeds from shares sold	7,080,403,346	2,599,172,960	2,177,489,462	1,215,645,963	250,653,753	246,698,098
Net asset value of shares issued for reinvested dividends and distributions	1,934,139,194	1,592,691,429	1,295,750,389	1,061,174,198	29,227,280	22,893,687
Cost of shares redeemed	(5,741,382,568)	(2,691,380,823)	(4,153,912,271)	(2,772,043,850)	(228,317,642)	(173,518,105)
Redemption fees	1,655,839	368,045	689,425	286,067	81,890	45,101
Increase (decrease) in net assets from Fund share transactions	3,274,815,811	1,500,851,611	(679,982,995)	(494,937,622)	51,645,281	96,118,781
Net increase (decrease) in net assets	(4,932,464,831)	2,814,495,706	(4,896,364,334)	158,534,997	(119,251,932)	132,082,622
Net Assets (Note 1):
Beginning of year	22,237,292,393	19,422,796,687	11,119,105,204	10,960,570,207	661,539,104	529,456,482
End of year (including undistributed net investment (loss) income of ($48,962,268), $56,362,031 ,($112,433,127), ($50,288,264), $8,952,848, $8,101,890, ($8,716,619), ($2,137,143), ($34,018) and $1,561,650, respectively)	$17,304,827,562	$22,237,292,393	$6,222,740,870	$11,119,105,204	$542,287,172	$661,539,104

See Notes to Financial Statements

	First Eagle Gold Fund		First Eagle Fund of America
	Year Ended October 31,		Year Ended October 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$(5,374,345)	$(6,735,703)	$(1,193,856)	$1,632,810
Net realized gain from investments, foreign currency, commodity, related transactions and written options	51,876,811	81,074,679	47,962,328	87,674,002
Change in unrealized appreciation (depreciation) of investments, foreign currency translation and written options	(530,308,205)	277,311,717	(338,387,730)	66,112,225
Net increase (decrease) in net assets resulting from operations	(483,805,739)	351,650,693	(291,619,258)	155,419,037
Distributions to Shareholders:
Dividends paid from net investment income
Class A	(25,074,580)	(24,195,172)	(204,496)	—
Class I	(4,201,766)	(4,975,988)	—	—
Class C	(4,460,113)	(3,986,922)	—	—
Class Y	—	—	(1,385,075)	—
Distributions paid from net realized gains from investment transactions
Class A	(30,818,251)	(100,864,904)	(8,095,784)	(5,917,839)
Class I	(4,799,864)	(19,372,844)	—	—
Class C	(6,948,463)	(21,208,209)	(6,936,699)	(6,484,100)
Class Y	—	—	(71,479,766)	(81,196,044)
Decrease in net assets resulting from distributions	(76,303,037)	(174,604,039)	(88,101,820)	(93,597,983)
Fund Share Transactions (Note 7):
Net proceeds from shares sold	293,412,807	130,832,536	275,946,279	134,432,746
Net asset value of shares issued for reinvested dividends and distributions	62,146,503	141,010,689	77,214,426	78,266,917
Cost of shares redeemed	(387,225,293)	(275,922,098)	(187,350,534)	(137,194,245)
Redemption fees	153,422	38,877	40,236	24,250
Increase (decrease) in net assets from Fund share transactions	(31,512,561)	(4,039,996)	165,850,407	75,529,668
Net increase (decrease) in net assets	(591,621,337)	173,006,658	(213,870,671)	137,350,722
Net Assets (Note 1):
Beginning of year	1,251,904,353	1,078,897,695	902,914,768	765,564,046
End of year (including undistributed net investment (loss) income of ($48,962,268), $56,362,031 ,($112,433,127), ($50,288,264), $8,952,848, $8,101,890, ($8,716,619), ($2,137,143), ($34,018) and $1,561,650, respectively)	$660,283,016	$1,251,904,353	$689,044,097	$902,914,768

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS

Note 1—Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust and was, until April 23, 2004, a Maryland corporation operating under the name First Eagle Funds, Inc. First Eagle Fund of America, previously a portfolio of a separate Delaware statutory trust, was reorganized as a portfolio of the Trust effective December 31, 2002. The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. The First Eagle Gold Fund's investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. The First Eagle Fund of America is a U.S. equity fund with a unique event-driven bias that seeks capital appreciation.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation—Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ('NOCP')).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2 pm E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by Arnhold and S. Bleichroeder Advisers, LLC (the "Adviser") to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

The Funds have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded on that foreign market. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds.

b)  Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses—Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits reduce custody fees, shareholder servicing agent fees and accounting fees by the amount of interest earned on balances with such service provider.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

d)  Foreign currency translation—The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

f)  Repurchase agreements—The Funds may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. There were no repurchase agreements as of October 31, 2008.

g)  Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the First Eagle Fund of America may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

First Eagle Fund of America generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. First Eagle Fund of America may also use options for speculative purposes, although it does not employ options for this purpose at the present time. First Eagle Fund of America will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. First Eagle Fund of America will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. When a written option expires, First Eagle Fund of America will realize a gain equal to the amount of the premium received. When First Eagle Fund of America enters into a closing purchase transaction,

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

First Eagle Fund of America will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that First Eagle Fund of America may incur a loss if the market price of the security decreases and the option is exercised. First Eagle Fund of America also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

h)  Treasury Inflation-Protected Securities—The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation, as measured by the U.S. Consumer Price Index ("CPI"). The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

i)  Structured notes—In order to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") , the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). There currently is some uncertainty as to the status of income from commodity-linked structured notes in which certain of the First Eagle Funds have invested, and these Funds have treated such income as Qualifying Income. If any Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to each Fund's earnings and profits. None of the Funds held structured notes as of October 31, 2008.

j)  Short Sales—The First Eagle Fund of America may seek to realize additional gains through short sale transactions in securities listed on one or more national security exchanges, or in unlisted securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. There were no open short sales as of October 31, 2008.

k)  Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Portfolio of Investments.

l)  United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America declare and pay such income, dividends and capital gains distributions on an annual basis.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. In accordance with FASB Interpretation No. 48, management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gains	Net Unrealized (Depreciation)
First Eagle Global Fund	$44,373,589	$1,112,806,093	($2,515,767,072)
First Eagle Overseas Fund	—	560,685,127	(375,259,530)
First Eagle U.S. Value Fund	7,950,805	5,841,361	(77,410,060)
First Eagle Gold Fund	—	46,859,852	(25,348,739)
First Eagle Fund of America	—	41,195,280	(134,037,889)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Net Assets are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and trusts, the treatment of foreign currencies and wash sales.

m)  Reclassification of capital accounts—On the Statements of Assets and Liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$37,531,062	$(117,889,359)	$80,358,297
First Eagle Overseas Fund	129,871,841	(150,635,392)	20,763,551
First Eagle U.S. Value Fund	(1,173,942)	(756,303)	1,930,245
First Eagle Gold Fund	32,531,328	(4,648,470)	(27,882,858)
First Eagle Fund of America	1,187,759	(6,073,714)	4,885,955

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, distributions paid in connection with the redemption of Fund shares, investments in passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and the disallowance of net operating losses.

n)  Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2008	2007	2008	2007
First Eagle Global Fund	$508,107,740	$547,199,121	$1,826,535,025	$1,384,096,410
First Eagle Overseas Fund	353,628,152	395,332,681	1,169,436,263	861,738,724
First Eagle U.S. Value Fund	15,113,545	11,464,478	20,622,265	20,299,580
First Eagle Gold Fund	38,957,421	43,450,846	37,345,615	131,153,193
First Eagle Fund of America	5,420,568	24,638,156	82,681,252	68,959,827

o)  Class Accounting—Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

p)  Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Redemption Fee—Effective May 1, 2008, the redemption fee period was shortened for the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund. The sale or exchange of shares of these Funds will be subject to a redemption fee if sold or exchanged within 60 days of the purchase of such shares, rather than if sold or exchanged within 90 days of the purchase of such shares. The redemption fee of 2% remains the same.

Also on May 1, 2008, the redemption fee was removed for the First Eagle U.S. Value Fund and the First Eagle Fund of America. The sale or exchange of shares of these Funds will no longer be subject to a redemption fee.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

r)  Recently issued accounting pronouncements—In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements ("SFAS 157")." SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. Management of the Trust is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statements disclosures.

In March 2008, FASB issued Statement of Financial Accounting Standards, No. 161 ("FAS 161") "Disclosures about Derivative Instruments and Hedging Activities," an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within these fiscal years. Management of the Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

Note 2—Investment Advisory and Custody Agreements and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (the "Adviser"), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund's average daily net assets and First Eagle Fund of America at 1% of the Fund's average daily net assets.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the year ended October 31, 2008, the Funds reimbursed the Adviser amounts as disclosed in the Statements of Operations.

The Adviser agreed to reimburse the First Eagle Gold Fund to the extent that the aggregate annualized expenses exceeded 2% for Class I and 3% for Class C of average daily net assets until February 29, 2004. For the period from November 1, 2003 to February 29, 2004, the Adviser did not need to reimburse or waive any of First Eagle Gold Fund's fees.

Pursuant to a subadvisory agreement, dated December 10, 2002 ("Subadvisory Agreement") with the Iridian Asset Management LLC ("Iridian" or the "Subadviser") who manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser, is a majority-owned subsidiary of BIAM (US), Inc., a U.S. subsidiary of The Governor and Company of The Bank of Ireland. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Funds have entered into Custody Agreements with State Street Bank and Trust Co. ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets, with the exception of gold bullion, which is maintained by HSBC Bank, USA, N.A ("HSBC"). SSB has directly entered into a sub-custodial agreement with HSBC to maintain the custody of gold bullion. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and HSBC, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. SSB serves as the custodian for the Funds.

First Eagle Funds Distributors, a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Funds' principal underwriter. For the year ended October 31, 2008, First Eagle Funds Distributors realized $1,953,252, $353,878, $57,688, $155,450 and $50,500, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

Included in the accrued expenses, on the accompanying statements of assets and liabilities of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America are fees that are payable to trustees in the amounts of $73,898, $33,235, $2,115, $4,673 and $3,200, respectively. The Trust adopted a Trustee Deferred Compensation Plan, which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan.

Note 3—Options

For the year ended October 31, 2008, First Eagle Fund of America had the following written options transactions:

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2007	30,492	$15,679,877
Options written	121,420	45,632,946
Options assigned	(5,761)	(2,489,347)
Options expired/closed	(123,809)	(51,400,655)
Options outstanding at October 31, 2008	22,342	$7,422,821

As of October 31, 2008, portfolio securities valued at $88,511,109 were segregated to cover collateral requirements for written options.

Note 4—Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with First Eagle Funds Distributors, a division of ASB Securities LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

Distributor quarterly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor quarterly, a distribution fee with respect to Class Y, Class C and Class A shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plan, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2008, the distribution fees incurred by the Funds were as disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable quarterly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2008, the services fees incurred by the Funds were as disclosed in the Statement of Operations.

Note 5—Purchases and Sales of Securities

During the year ended October 31, 2008, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $9,463,884,200, $1,297,662,765, $150,921,019, $94,810,679 and $485,586,842 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. government securities and short-term securities, totaled $5,097,529,774, $2,315,884,097, $112,951,601, $185,312,174 and $521,009,744 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

The cost of purchases of U.S. Government securities totaled $445,358,251, $0, $6,794,568, $0 and $0 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of U.S. government securities, totaled $481,801,830, $0, $3,057,499, $0 and $0 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

Note 6—Line of Credit

As of September 10, 2008, the Board of Trustees approved a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporary financing the purchase or sale of securities for prompt delivery in the ordinary course of business or temporarily finance the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on federal funds rate plus 0.50%. Under the Credit Facility arrangement, each Fund has agreed to pay commitment fees pro rata, based on the relative asset size of the Funds. Commitment fees related to the line of credit are paid by the Funds and are included in miscellaneous expenses in the Statements of Operations. As of October 31, 2008, there were no borrowings from the credit facility.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7—Capital Stock

At October 31, 2008, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

Transactions in shares of capital stock were as follows:

	Year ended October 31, 2008
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	75,198,015	46,137,156	42,650,283	53,918,059	36,339,153	8,976,374	8,871,653	4,173,274	3,757,921
Shares issued for reinvested dividends and distributions	28,071,819	5,754,096	9,114,495	32,392,050	18,060,451	5,046,138	985,724	284,778	545,993
Shares redeemed	(82,505,436)	(30,398,726)	(26,612,079)	(94,603,366)	(80,259,586)	(13,987,426)	(7,631,247)	(2,489,779)	(4,866,343)
Net increase (decrease)	20,764,398	21,492,526	25,152,699	(8,293,257)	(25,859,982)	35,086	2,226,130	1,968,273	(562,429)
	Year ended October 31, 2007
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	29,423,126	13,408,641	11,833,957	25,527,944	17,695,896	2,943,615	8,319,730	1,806,798	5,219,216
Shares issued for reinvested dividends and distributions	23,202,772	4,328,546	7,497,567	24,146,635	14,846,977	3,553,059	870,048	157,706	435,662
Shares redeemed	(34,474,198)	(9,914,371)	(11,511,953)	(53,710,207)	(43,244,940)	(6,500,188)	(5,829,160)	(2,921,414)	(1,827,587)
Net increase (decrease)	18,151,700	7,822,816	7,819,571	(4,035,628)	(10,702,067)	(3,514)	3,360,618	(956,910)	3,827,291

	Year ended October 31, 2008
	First Eagle Gold Fund			First Eagle Fund of America
	Class A	Class I	Class C	Class Y	Class A	Class C
Shares sold	9,428,364	1,314,468	2,219,049	4,012,896	5,447,853	1,689,034
Shares issued for reinvested dividends and distributions	1,974,866	307,964	358,191	2,452,363	292,451	224,578
Shares redeemed	(11,687,761)	(2,959,569)	(2,368,303)	(5,423,395)	(1,785,192)	(717,831)
Net increase (decrease)	(284,531)	(1,337,137)	208,937	1,041,864	3,955,112	1,195,781
	Year ended October 31, 2007
	First Eagle Gold Fund			First Eagle Fund of America
	Class A	Class I	Class C	Class Y	Class A	Class C
Shares sold	3,911,647	915,411	1,085,929	2,845,188	1,320,584	666,151
Shares issued for reinvested dividends and distributions	4,971,320	934,960	928,749	2,621,034	219,398	213,865
Shares redeemed	(9,216,431)	(2,043,469)	(1,532,639)	(4,201,617)	(433,618)	(338,596)
Net increase (decrease)	(333,464)	(193,098)	482,039	1,264,605	1,106,364	541,420

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

Transactions in dollars of capital stock were as follows:

	Year ended October 31, 2008
	First Eagle Global Fund			First Eagle Overseas Fund
	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	$3,253,372,393	$1,988,837,367	$1,838,193,586	$1,186,545,157	$793,760,846	$197,183,459
Shares issued for reinvested dividends and distributions	1,265,758,306	260,142,643	408,238,245	754,734,774	424,601,202	116,414,413
Shares redeemed	(3,421,928,092)	(1,239,421,544)	(1,078,377,093)	(2,041,179,422)	(1,816,450,609)	(295,592,815)
Net increase	$1,097,202,607	$1,009,558,466	$1,168,054,738	$(99,899,491)	$(598,088,561)	$18,005,057
	Year ended October 31, 2007
	First Eagle Global Fund			First Eagle Overseas Fund
	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	$1,405,054,425	$639,851,362	$554,267,173	$673,109,394	$467,501,394	$75,035,175
Shares issued for reinvested dividends and distributions	1,055,958,184	197,468,312	339,264,933	601,009,577	372,510,660	87,653,961
Shares redeemed	(1,660,695,277)	(480,504,284)	(549,813,217)	(1,429,894,742)	(1,170,779,059)	(171,083,982)
Net increase (decrease)	$800,317,332	$356,815,390	$343,718,889	$(155,775,771)	$(330,767,005)	$(8,394,846)

Note 8—Indemnification and Foreign Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

	Year ended October 31, 2008
	First Eagle U.S. Value Fund			First Eagle Gold Fund			First Eagle Fund of America
	Class A	Class I	Class C	Class A	Class I	Class C	Class Y	Class A	Class C
Shares sold	$131,925,450	$63,391,324	$55,336,979	$218,484,735	$25,386,715	$49,541,357	$103,149,091	$134,887,588	$37,909,600
Shares issued for reinvested dividends and distributions	15,850,445	4,619,106	8,757,729	46,508,074	7,292,576	8,345,853	64,374,523	7,551,098	5,288,805
Shares redeemed	(116,253,611)	(38,125,997)	(73,856,144)	(262,984,501)	(72,465,944)	(51,621,426)	(130,526,933)	(41,259,286)	(15,524,079)
Net increase	$31,522,284	$29,884,433	($9,761,436)	$2,008,308	($39,786,653)	$6,265,784	$36,996,681	$101,179,400	$27,674,326
	Year ended October 31, 2007
	First Eagle U.S. Value Fund			First Eagle Gold Fund			First Eagle Fund of America
	Class A	Class I	Class C	Class A	Class I	Class C	Class Y	Class A	Class C
Shares sold	$133,936,401	$29,137,821	$83,623,876	$86,695,475	$19,969,661	$24,167,400	$79,945,230	$37,384,703	$17,102,813
Shares issued for reinvested dividends and distributions	13,607,553	2,485,438	6,800,696	102,608,042	19,400,427	19,002,220	67,648,890	5,581,501	5,036,526
Shares redeemed	(96,094,297)	(47,792,894)	(29,585,813)	(197,397,958)	(46,005,974)	(32,479,289)	(116,426,130)	(12,092,526)	(8,651,339)
Net increase (decrease)	$51,449,657	($16,169,635)	$60,838,759	($8,094,441)	($6,635,886)	$10,690,331	$31,167,990	$30,873,678	$13,488,000

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Year ended October 31,
	2008				2007				2006
	Class A	Class I	Class C		Class A	Class I	Class C		Class A	Class I	Class C
First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of year	$51.09	$51.32	$50.46		$48.36	$48.56	$47.83		$42.47	$42.62	$42.06
Income from investment operations:
Net investment income	0.64	0.76	0.31		0.67	0.79	0.31		0.59	0.71	0.25
Net realized and unrealized gains (losses) on investments	(11.82)	(11.88)	(11.69)		6.91	6.94	6.84		7.82	7.85	7.77
Total from investment operations	(11.18)	(11.12)	(11.38)		7.58	7.73	7.15		8.41	8.56	8.02
Less distributions:
Dividends from net investment income	(1.07)	(1.19)	(0.70)		(1.22)	(1.34)	(0.89)		(0.84)	(0.94)	(0.57)
Distributions from capital gains	(4.39)	(4.39)	(4.39)		(3.63)	(3.63)	(3.63)		(1.68)	(1.68)	(1.68)
Total distributions	(5.46)	(5.58)	(5.09)		(4.85)	(4.97)	(4.52)		(2.52)	(2.62)	(2.25)
Net asset value, end of year	$34.45	$34.62	$33.99		$51.09	$51.32	$50.46		$48.36	$48.56	$47.83
Total Return	(24.41%)	(24.21%)	(24.99	%)(a)	16.91%	17.19%	16.03	%(a)	20.73%	21.06%	19.86	%(a)
Ratios and Supplemental Data
Net assets, end of year (millions)	$9,784	$2,898	$4,623		$13,451	$3,193	$5,593		$11,854	$2,641	$4,928
Ratio of operating expenses to average net assets(b)	1.14%	0.89%	1.89%		1.12%	0.87%	1.87%		1.13%	0.88%	1.88%
Ratio of net investment income to average net assets(c)	1.48%	1.74%	0.73%		1.40%	1.64%	0.65%		1.31%	1.57%	0.56%
Portfolio turnover rate	29.69%	29.69%	29.69%		37.58%	37.58%	37.58%		28.59%	28.59%	28.59%

  *  Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.

See Notes to Financial Statements.

	Year ended October 31,
	2005				2004
	Class A	Class I	Class C		Class A	Class I	Class C
First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of year	$36.53	$36.64	$36.30		$32.37	$32.41	$32.15
Income from investment operations:
Net investment income	0.48	0.60	0.19		0.50	0.56	0.23
Net realized and unrealized gains (losses) on investments	6.07	6.06	6.01		5.18	5.22	5.18
Total from investment operations	6.55	6.66	6.20		5.68	5.78	5.41
Less distributions:
Dividends from net investment income	(0.43)	(0.50)	(0.26)		(0.67)	(0.70)	(0.41)
Distributions from capital gains	(0.18)	(0.18)	(0.18)		(0.85)	(0.85)	(0.85)
Total distributions	(0.61)	(0.68)	(0.44)		(1.52)	(1.55)	(1.26)
Net asset value, end of year	$42.47	$42.62	$42.06		$36.53	$36.64	$36.30
Total Return	18.15%	18.42%	17.23	%(a)	18.18%	18.47%	17.31	%(a)
Ratios and Supplemental Data
Net assets, end of year (millions)	$9,526	$1,752	$3,828		$5,972	$641	$1,986
Ratio of operating expenses to average net assets(b)	1.20%	0.95%	1.95%		1.24%	0.99%	1.99%
Ratio of net investment income to average net assets(c)	1.21%	1.48%	0.47%		1.46%	1.67%	0.66%
Portfolio turnover rate	12.29%	12.29%	12.29%		4.94%	4.94%	4.94%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Year ended October 31,
	2008				2007
	Class A	Class I	Class C		Class A	Class I	Class C
First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of year	$28.09	$28.38	$27.66		$26.70	$26.94	$26.33
Income from investment operations:
Net investment income	0.35	0.40	0.18		0.41	0.48	0.21
Net realized and unrealized gains (losses) on investments	(7.21)	(7.28)	(7.10)		4.05	4.10	4.00
Total from investment operations	(6.86)	(6.88)	(6.92)		4.46	4.58	4.21
Less distributions:
Dividends from net investment income	(0.87)	(0.94)	(0.66)		(0.87)	(0.94)	(0.68)
Distributions from capital gains	(3.15)	(3.15)	(3.15)		(2.20)	(2.20)	(2.20)
Total distributions	(4.02)	(4.09)	(3.81)		(3.07)	(3.14)	(2.88)
Net asset value, end of year	$17.21	$17.41	$16.93		$28.09	$28.38	$27.66
Total Return	(28.15%)	(27.97%)	(28.67	%)(a)	18.20%	18.52%	17.31	%(a)
Ratios and Supplemental Data
Net assets, end of year (millions)	$3,518	$1,968	$737		$5,974	$3,942	$1,203
Ratio of operating expenses to average net assets(b)	1.15%	0.90%	1.90%		1.12%	0.87%	1.87%
Ratio of net investment income to average net assets(c)	1.57%	1.76%	0.82%		1.54%	1.80%	0.79%
Portfolio turnover rate	15.72%	15.72%	15.72%		34.29%	34.29%	34.29%

  *  Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.

See Notes to Financial Statements.

	Year ended October 31,
	2006				2005				2004
	Class A	Class I	Class C		Class A	Class I	Class C		Class A	Class I	Class C
First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of year	$24.13	$24.33	$23.83		$20.25	$20.37	$19.97		$17.50	$17.57	$17.28
Income from investment operations:
Net investment income	0.39	0.46	0.20		0.27	0.33	0.10		0.17	0.22	0.03
Net realized and unrealized gains (losses) on investments	4.57	4.60	4.53		3.96	3.99	3.93		3.20	3.22	3.17
Total from investment operations	4.96	5.06	4.73		4.23	4.32	4.03		3.37	3.44	3.20
Less distributions:
Dividends from net investment income	(0.81)	(0.87)	(0.65)		(0.24)	(0.25)	(0.06)		(0.47)	(0.49)	(0.36)
Distributions from capital gains	(1.58)	(1.58)	(1.58)		(0.11)	(0.11)	(0.11)		(0.15)	(0.15)	(0.15)
Total distributions	(2.39)	(2.45)	(2.23)		(0.35)	(0.36)	(0.17)		(0.62)	(0.64)	(0.51)
Net asset value, end of year	$26.70	$26.94	$26.33		$24.13	$24.33	$23.83		$20.25	$20.37	$19.97
Total Return	22.24%	22.53%	21.33	%(a)	21.16%	21.47%	20.28	%(a)	19.77%	20.09%	18.89	%(a)
Ratios and Supplemental Data
Net assets, end of year (millions)	$5,785	$4,031	$1,145		$4,866	$3,028	$994		$3,846	$2,152	$804
Ratio of operating expenses to average net assets(b)	1.12%	0.87%	1.87%		1.18%	0.93%	1.93%		1.25%	1.00%	2.00%
Ratio of net investment income to average net assets(c)	1.57%	1.82%	0.81%		1.21%	1.46%	0.46%		0.90%	1.17%	0.17%
Portfolio turnover rate	27.98%	27.98%	27.98%		19.40%	19.40%	19.40%		5.88%	5.88%	5.88%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Year ended October 31,
	2008				2007				2006
	Class A	Class I	Class C		Class A	Class I	Class C		Class A	Class I	Class C
First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of year	$17.01	$17.19	$16.87		$16.19	$16.34	$16.08		$14.95	$15.07	$14.90
Income from investment operations:
Net investment income	0.36	0.40	0.24		0.33	0.38	0.21		0.29	0.33	0.17
Net realized and unrealized gains (losses) on investments	(3.65)	(3.69)	(3.63)		1.45	1.46	1.44		1.46	1.48	1.47
Total from investment operations	(3.29)	(3.29)	(3.39)		1.78	1.84	1.65		1.75	1.81	1.64
Less distributions:
Dividends from net investment income	(0.31)	(0.35)	(0.19)		(0.30)	(0.33)	(0.20)		(0.24)	(0.27)	(0.19)
Distributions from capital gains	(0.66)	(0.66)	(0.66)		(0.66)	(0.66)	(0.66)		(0.27)	(0.27)	(0.27)
Total distributions	(0.97)	(1.01)	(0.85)		(0.96)	(0.99)	(0.86)		(0.51)	(0.54)	(0.46)
Net asset value, end of year	$12.75	$12.89	$12.63		$17.01	$17.19	$16.87		$16.19	$16.34	$16.08
Total Return	(20.56%)	(20.36%)	(21.17	%)(a)	11.47%	11.78%	10.65	%(a)	12.05%	12.35%	11.26	%(a)
Ratios and Supplemental Data
Net assets, end of year (millions)	$271	$104	$167		$324	$104	$233		$254	$115	$161
Ratio of operating expenses to average net assets(b)	1.20%	0.95%	1.96%		1.20%	0.95%	1.95%		1.25%	0.99%	1.99%
Ratio of net investment income to average net assets(c)	2.28%	2.53%	1.53%		2.04%	2.32%	1.29%		1.87%	2.13%	1.13%
Portfolio turnover rate	21.75%	21.75%	21.75%		32.54%	32.54%	32.54%		31.76%	31.76%	31.76%

  *  Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.

See Notes to Financial Statements.

	Year ended October 31,
	2005				2004
	Class A	Class I	Class C		Class A	Class I	Class C
First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of year	$13.95	$14.05	$13.92		$12.71	$12.76	$12.61
Income from investment operations:
Net investment income	0.20	0.24	0.10		0.22	0.27	0.13
Net realized and unrealized gains (losses) on investments	1.35	1.36	1.35		1.66	1.65	1.64
Total from investment operations	1.55	1.60	1.45		1.88	1.92	1.77
Less distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.12)		(0.32)	(0.31)	(0.14)
Distributions from capital gains	(0.35)	(0.35)	(0.35)		(0.32)	(0.32)	(0.32)
Total distributions	(0.55)	(0.58)	(0.47)		(0.64)	(0.63)	(0.46)
Net asset value, end of year	$14.95	$15.07	$14.90		$13.95	$14.05	$13.92
Total Return	11.35%	11.65%	10.56	%(a)	15.38%	15.58%	14.43	%(a)
Ratios and Supplemental Data
Net assets, end of year (millions)	$150	$68	$97		$62	$54	$29
Ratio of operating expenses to average net assets(b)	1.28%	1.04%	2.02%		1.38%	1.13%	2.13%
Ratio of net investment income to average net assets(c)	1.40%	1.63%	0.67%		1.66%	2.00%	0.95%
Portfolio turnover rate	17.22%	17.22%	17.22%		23.47%	23.47%	23.47%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Year ended October 31,
	2008				2007				2006
	Class A	Class I	Class C		Class A	Class I	Class C		Class A	Class I	Class C
First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of year	$27.28	$27.48	$26.86		$23.48	$23.62	$23.17		$17.45	$17.55	$17.25
Income from investment operations:
Net investment income (loss)	(0.09)	(0.05)	(0.27)		(0.12)	(0.07)	(0.28)		(0.13)	(0.08)	(0.30)
Net realized and unrealized gains (losses) on investments	(10.61)	(10.66)	(10.43)		7.72	7.78	7.61		6.65	6.69	6.60
Total from investment operations	(10.70)	(10.71)	(10.70)		7.60	7.71	7.33		6.52	6.61	6.30
Less distributions:
Dividends from net investment income	(0.78)	(0.84)	(0.61)		(0.74)	(0.79)	(0.58)		(0.49)	(0.54)	(0.38)
Distributions from capital gains	(0.95)	(0.95)	(0.95)		(3.06)	(3.06)	(3.06)		—	—	—
Total distributions	(1.73)	(1.79)	(1.56)		(3.80)	(3.85)	(3.64)		(0.49)	(0.54)	(0.38)
Net asset value, end of year	$14.85	$14.98	$14.60		$27.28	$27.48	$26.86		$23.48	$23.62	$23.17
Total Return	(41.56%)	(41.36%)	(41.99	%)(a)	37.57%	37.93%	36.55	%(a)	37.97%	38.29%	36.95	%(a)
Ratios and Supplemental Data
Net assets, end of year (millions)	$480	$71	$109		$890	$166	$196		$774	$147	$158
Ratio of operating expenses to average net assets(b)	1.21%	0.95%	1.96%		1.20%	0.95%	1.95%		1.21%	0.96%	1.96%
Ratio of net investment (loss) income to average net assets(c)	(0.38%)	(0.20%)	(1.13%)		(0.55%)	(0.30%)	(1.30%)		(0.59%)	(0.34%)	(1.33%)
Portfolio turnover rate	8.74%	8.74%	8.74%		16.37%	16.37%	16.37%		32.26%	32.26%	32.26%

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

See Notes to Financial Highlights.

See Notes to Financial Statements.

	Year ended October 31,
	2005				2004
	Class A	Class I	Class C		Class A	Class I	Class C
First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of year	$16.82	$16.88	$16.76		$15.99	$16.03	$15.96
Income from investment operations:
Net investment income (loss)	(0.04)	0.00 **	(0.16)		(0.10)	(0.05)	(0.21)
Net realized and unrealized gains (losses) on investments	0.67	0.67	0.65		1.49	1.48	1.47
Total from investment operations	0.63	0.67	0.49		1.39	1.43	1.26
Less distributions:
Dividends from net investment income	—	—	—		(0.56)	(0.58)	(0.46)
Distributions from capital gains	—	—	—		—	—	—
Total distributions	—	—	—		(0.56)	(0.58)	(0.46)
Net asset value, end of year	$17.45	$17.55	$17.25		$16.82	$16.88	$16.76
Total Return	3.75%	3.97%	2.92	%(a)	8.59%	8.82%	7.79	%(a)
Ratios and Supplemental Data
Net assets, end of year (millions)	$570	$84	$115		$516	$75	$92
Ratio of operating expenses to average net assets(b)	1.29%	1.04%	2.04%		1.39%	1.14%	2.14%
Ratio of net investment (loss) income to average net assets(c)	(0.24%)	0.02%	(0.98%)		(0.62%)	(0.35%)	(1.34%)
Portfolio turnover rate	21.73%	21.73%	21.73%		3.61%	3.61%	3.61%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Year ended October 31,
	2008				2007						2006
	Class Y	Class C		Class A	Class Y		Class C		Class A		Class Y	Class C		Class A
First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of year	$30.22	$27.39		$29.79	$28.28		$26.12		$27.92		$26.42	$24.74		$26.11
Income from investment operations:
Net investment income (loss)	(0.01)	(0.20)		(0.06)	0.07	(d)	(0.13	)(d)	0.05	(d)	(0.08)	(0.26)		(0.08)
Net realized and unrealized gains (losses) on investments	(8.03)	(7.16)		(7.85)	5.35		4.88		5.30		4.28	3.98		4.23
Total from investment operations	(8.04)	(7.36)		(7.91)	5.42		4.75		5.35		4.20	3.72		4.15
Less distributions:
Dividends from net investment income	(0.06)	—		(0.07)	—		—		—		—	—		—
Distributions from capital gains	(2.89)	(2.89)		(2.89)	(3.48)		(3.48)		(3.48)		(2.34)	(2.34)		(2.34)
Total distributions	(2.95)	(2.89)		(2.96)	(3.48)		(3.48)		(3.48)		(2.34)	(2.34)		(2.34)
Net asset value, end of year	$19.23	$17.14		$18.92	$30.22		$27.39		$29.79		$28.28	$26.12		$27.92
Total Return	(29.23%)	(29.74	%)(a)	(29.20%)	21.25%		20.34	%(a)	21.28%		16.80%	15.93	%(a)	16.81%
Ratios and Supplemental Data
Net assets, end of year (millions)	$501	$61		$127	$756		$65		$82		$671	$48		$46
Ratio of operating expenses to average net assets(b)	1.41%	2.16%		1.41%	1.40%		2.15%		1.40%		1.41%	2.16%		1.41%
Ratio of net investment income (loss) to average net assets(c)	(0.06%)	(0.87%)		(0.23%)	0.26	%(d)	(0.51	%)(d)	0.18	%(d)	(0.30%)	(1.05%)		(0.30%)
Portfolio turnover rate	63.97%	63.97%		63.97%	50.26%		50.26%		50.26%		40.38%	40.38%		40.38%

  *  Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.

See Notes to Financial Statements.

	Year ended October 31,
	2005				2004
	Class Y	Class C		Class A	Class Y	Class C		Class A
First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of year	$25.81	$24.44		$25.54	$23.03	$21.99		$22.80
Income from investment operations:
Net investment income (loss)	(0.07)	(0.26)		(0.09)	(0.16)	(0.33)		(0.22)
Net realized and unrealized gains (losses) on investments	2.38	2.26		2.36	3.41	3.25		3.43
Total from investment operations	2.31	2.00		2.27	3.25	2.92		3.21
Less distributions:
Dividends from net investment income	—	—		—	—	—		—
Distributions from capital gains	(1.70)	(1.70)		(1.70)	(0.47)	(0.47)		(0.47)
Total distributions	(1.70)	(1.70)		(1.70)	(0.47)	(0.47)		(0.47)
Net asset value, end of year	$26.42	$24.74		$26.11	$25.81	$24.44		$25.54
Total Return	9.23%	8.43	%(a)	9.16%	14.30%	13.46	%(a)	14.27%
Ratios and Supplemental Data
Net assets, end of year (millions)	$684	$36		$29	$601	$17		$14
Ratio of operating expenses to average net assets(b)	1.43%	2.17%		1.49%	1.46%	2.21%		1.72%
Ratio of net investment income (loss) to average net assets(c)	(0.27%)	(1.03%)		(0.34%)	(0.63%)	(1.39%)		(0.91%)
Portfolio turnover rate	54.54%	54.54%		54.54%	44.68%	44.68%		44.68%

FIRST EAGLE FUNDS

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00%.

(b)  The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Year ended October 31,
	2008			2007			2006
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Global Fund	1.14%	0.89%	1.89%	1.12%	0.87%	1.87%	1.14%	0.89%	1.89%
First Eagle Overseas Fund	1.15%	0.90%	1.90%	1.12%	0.87%	1.87%	1.12%	0.87%	1.87%
First Eagle U.S. Value Fund	1.21%	0.96%	1.96%	1.20%	0.96%	1.95%	1.25%	1.00%	2.00%
First Eagle Gold Fund	1.21%	0.96%	1.96%	1.20%	0.95%	1.95%	1.22%	0.97%	1.97%
	Year ended October 31,
	2008			2007			2006
	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America	1.42%	2.17%	1.42%	1.41%	2.16%	1.41%	1.41%	2.16%	1.41%

(c)  The ratio of net investment income (loss) to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Year ended October 31,
	2008			2007						2006
	Class A	Class I	Class C	Class A		Class I		Class C		Class A	Class I	Class C
First Eagle Global Fund	1.48%	1.74%	0.73%	1.39%		1.64%		0.64%		1.30%	1.57%	0.56%
First Eagle Overseas Fund	1.57%	1.76%	0.82%	1.54%		1.79%		0.78%		1.56%	1.82%	0.81%
First Eagle U.S. Value Fund	2.28%	2.53%	1.52%	2.04%		2.32%		1.28%		1.87%	2.12%	1.12%
First Eagle Gold Fund	(0.38%)	(0.20%)	(1.14%)	(0.56%)		(0.31%)		(1.31%)		(0.59%)	(0.34%)	(1.34%)
	Year ended October 31,
	2008			2007						2006
	Class Y	Class C	Class A	Class Y		Class C		Class A		Class Y	Class C	Class A
First Eagle Fund of America	(0.07%)	(0.88%)	(0.24%)	0.25	%(d)	(0.52	%)(d)	0.17	%(d)	(0.30%)	(1.05%)	(0.30%)

(d)  Investment income (loss) per share reflects special divideneds recieved in the First Eagle Fund of America (Class Y, C and A) which amounted to $0.13, $0.12, and $0.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets both with and without the effect of earnings credits in First Eagle Fund of America (Class Y, C and A) would have been (0.22%), (1.00%), and (0.31%).

	Year ended October 31,
	2005			2004
	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Global Fund	1.20%	0.95%	1.95%	1.24%	0.99%	1.99%
First Eagle Overseas Fund	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%
First Eagle U.S. Value Fund	1.28%	1.04%	2.02%	1.38%	1.13%	2.13%
First Eagle Gold Fund	1.30%	1.05%	2.05%	1.39%	1.14%	2.14%
	Year ended October 31,
	2005			2004
	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America	1.43%	2.17%	1.49%	1.46%	2.21%	1.72%

	Year ended October 31,
	2005			2004
	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Global Fund	1.20%	1.48%	0.47%	1.46%	1.67%	0.66%
First Eagle Overseas Fund	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%
First Eagle U.S. Value Fund	1.40%	1.63%	0.66%	1.66%	2.00%	0.95%
First Eagle Gold Fund	(0.24%)	(0.01%)	(0.98%)	(0.62%)	(0.35%)	(1.34%)
	Year ended October 31,
	2005			2004
	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America	(0.27%)	(1.04%)	(0.34%)	(0.57%)	(1.32%)	(0.84%)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
First Eagle Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (collectively hereafter referred to as the "Funds") at October 31, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets for the two years then ended and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years ended October 31, 2005 were audited by another independent registered public accounting firm, whose report dated December 22, 2005 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
December 24, 2008

FIRST EAGLE FUNDS

Fund Expenses (Unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution (12b-1) and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2008 and held for the six months ended October 31, 2008.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return (1)

	Actual Total Return Without Sales Charges(2)	Beginning account Value	Ending Account Value	Expenses Paid During the Period(3)
First Eagle Global Fund Class A	(24.29%)	$1,000.00	$757.10	$5.04
First Eagle Global Fund Class I	(24.20%)	1,000.00	758.00	3.93
First Eagle Global Fund Class C	(24.58%)	1,000.00	754.20	8.33
First Eagle Overseas Fund Class A	(26.62%)	1,000.00	733.80	5.01
First Eagle Overseas Fund Class I	(26.54%)	1,000.00	734.60	3.92
First Eagle Overseas Fund Class C	(26.91%)	1,000.00	730.90	8.31
First Eagle U.S. Value Fund Class A	(20.65%)	1,000.00	793.50	5.41
First Eagle U.S. Value Fund Class I	(20.56%)	1,000.00	794.40	4.28
First Eagle U.S. Value Fund Class C	(20.92%)	1,000.00	790.80	8.78
First Eagle Gold Fund Class A	(38.20%)	1,000.00	618.00	5.00
First Eagle Gold Fund Class I	(38.08%)	1,000.00	619.20	3.99
First Eagle Gold Fund Class C	(38.42%)	1,000.00	615.80	8.08
First Eagle Fund of America Class A	(28.24%)	1,000.00	717.60	6.04
First Eagle Fund of America Class C	(28.51%)	1,000.00	714.90	9.27
First Eagle Fund of America Class Y	(28.22%)	1,000.00	717.80	6.05

(1)  For the six months ended October 31, 2008.

(2)  Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio of 1.14%, 0.89%, 1.89%, 1.15%, 0.90%, 1.91%, 1.20%, 0.95%, 1.95%, 1.23%, 0.98%, 1.99%, 1.40%, 2.15% and 1.40% for the First Eagle Global Fund Class A, I and C; First Eagle Overseas Fund Class A, I and C; First Eagle U.S. Value Fund Class A, I and C; First Eagle Gold Fund Class A, I and C ; and First Eagle Fund of America Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FIRST EAGLE FUNDS

Fund Expenses—(Continued) (Unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on May 1, 2008 and held for the six months ended October 31, 2008.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)
First Eagle Global Fund Class A	5.00%	$1,000.00	$1,019.41	$5.79
First Eagle Global Fund Class I	5.00%	1,000.00	1,020.66	4.52
First Eagle Global Fund Class C	5.00%	1,000.00	1,015.63	9.58
First Eagle Overseas Fund Class A	5.00%	1,000.00	1,019.36	5.84
First Eagle Overseas Fund Class I	5.00%	1,000.00	1,020.61	4.57
First Eagle Overseas Fund Class C	5.00%	1,000.00	1,015.53	9.68
First Eagle U.S. Value Fund Class A	5.00%	1,000.00	1,019.10	6.09
First Eagle U.S. Value Fund Class I	5.00%	1,000.00	1,020.36	4.82
First Eagle U.S. Value Fund Class C	5.00%	1,000.00	1,015.33	9.88
First Eagle Gold Fund Class A	5.00%	1,000.00	1,018.95	6.24
First Eagle Gold Fund Class I	5.00%	1,000.00	1,020.21	4.98
First Eagle Gold Fund Class C	5.00%	1,000.00	1,015.13	10.08
First Eagle Fund of America Class A	5.00%	1,000.00	1,018.10	7.10
First Eagle Fund of America Class C	5.00%	1,000.00	1,014.33	10.89
First Eagle Fund of America Class Y	5.00%	1,000.00	1,018.10	7.10

(1)  For the six months ended October 31, 2008.

(2)  Expenses are equal to the annualized expense ratio of 1.14%, 0.89%, 1.89%, 1.15%, 0.90%, 1.91%, 1.20%, 0.95%, 1.95%, 1.23%, 0.98%, 1.99%, 1.40%, 2.15% and 1.40% for the First Eagle Global fund Class A, I and C; First Eagle Overseas Fund Class A, I and C; First Eagle U.S. Value Fund Class A, I and C; First Eagle Gold Fund Class A, I and C; and First Eagle Fund of America Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FIRST EAGLE FUNDS

TAX INFORMATION

Fiscal Year Ended October 31, 2008
(Unaudited)

Each portfolio designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2008, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% of Qualifying	% of Dividends Eligible for the Dividends Received	Long-Term Capital Gains
	Dividend Income	Deduction	15%	28%
First Eagle Global Fund*	51.34%	20.00%	$1,898,692,462	—
First Eagle Overseas Fund*	34.96%	0.89%	1,205,385,118	$1,079,172
First Eagle U.S. Value	31.49%	31.49%	21,573,216	—
First Eagle Gold Fund	12.71%	4.78%	31,428,147	7,821,031
First Eagle Fund of America	100.00%	100.00%	88,998,140	—

*  First Eagle Global Fund and First Eagle Overseas Fund paid foreign taxes of $32,726,272 and $21,298,888, respectively, and recognized foreign source income of $335,876,933 and $224,556,491, respectively. Pursuant to Section 853 of the Internal Revenue Code, each Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the fiscal year ended October 31, 2008.

FIRST EAGLE FUNDS

ADDITIONAL INFORMATION
(Unaudited)

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University	6	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	6	Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, The Wallace Foundation; Director, Vice Chair and Member of the Executive Committee, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

(3)  Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	6	Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6	Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Dean's Advisory Council, Columbia University School of International and Public Affairs; Chairman's Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present(2)	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)

(1)  The term of office of each Independent Trustee expires on his/her 70th birthday.

(2)  Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	6	Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

(1)  The term of office of each Independent Trustee expires on his/her 70th birthday.

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	6	Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation;Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; President and Trustee, First Eagle Variable Funds (1 portfolio)

Jean-Marie Eveillard 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Portfolio Manager and Trustee	June 2008 to present (with portfolio management tenure described in next column	Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds since March 2007 and prior to December 2004 (portfolio management responsibilities commenced 1979); Senior Advisor to Arnhold and S. Bleichroeder Advisers, LLC since January 2005	6	Portfolio Manager and Trustee, First Eagle Variable Funds (1 portfolio)

(1)  The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; President, ASB Securities LLC; Chief Operations Officer, First Eagle Variable Funds

Joseph T. Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Director, UBS Global Asset Management from October 2001; Global Fund Treasurer, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from October 2001

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present	General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Variable Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Treasurer	September 2005 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Treasurer, First Eagle Variable Funds

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Variable Funds

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

(1)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

This report is printed on recycled paper which is 30%
post-industrial recycled fiber and manufactured using biogas energy.

First Eagle Funds

1345 Avenue of the Americas
New York, NY 10105
www.firsteaglefunds.com

Trustees

Lisa Anderson
John P. Arnhold
Candace K. Beinecke (Chair)
Jean-Marie Eveillard
Jean D. Hamilton
James E. Jordan
William M. Kelly
Paul J. Lawler

Officers

John P. Arnhold
President

Robert Bruno
Chief Operations Officer

Joseph T. Malone
Chief Financial Officer

Mark D. Goldstein
Chief Compliance Officer

Suzan J. Afifi
Vice President & Secretary

Philip Santopadre
Treasurer

Michael Luzzatto
Vice President

Winnie Chin
Assistant Treasurer

Investment Adviser

Arnhold and S. Bleichroeder
  Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter

First Eagle Funds Distributors,
  a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler and William M. Kelly as Audit Committee Financial Experts.  Mr. Lawler and Mr. Kelly are both considered by the Board to be independent trustees.

Item 4.                                   Principal Accountant Fees and Services

(a)       Audit Fees:

                For the fiscal years ended October 31, 2008 and October 31, 2007, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $363,177 and $302,381, respectively.  Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)       Audit-Related Fees:

For the fiscal years ended October 31, 2008 and October 31, 2007, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $16,800 and $16,600, respectively.

(c)       Tax Fees:

In each of the fiscal years ended October 31, 2008 and October 31, 2007, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $168,478 and $183,690, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for tax compliance and preparation of tax returns.

(d)       All Other Fees:

In each of the fiscal years ended October 31, 2008 and October 31, 2007, there were no fees billed  by  PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

 (e)   (1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

 (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            According to PwC, for the fiscal year ended October 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g)           Other than as described above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant was $0 in 2008 and 2007.

(h)           Not applicable.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                   Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                                   Portfolio Managers of Closed-End Investment companies.

Not applicable at this time.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10.                            Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                            Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: January 8, 2009

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: January 8, 2009

*          Print the name and title of each signing officer under his or her signature.